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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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Mercantile Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 25, 2005

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Mercantile Bancorp, Inc., to be held at Mercantile Trust & Savings Bank, located at 440 Maine Street, Quincy, Illinois, on Monday, May 23, 2005, commencing at 2 p.m., local time. The business to be conducted at this meeting is described in the accompanying notice of annual meeting and proxy statement and includes the following:

•	Election of the seven directors of our Company, each to hold office until the 2006 annual meeting of the stockholders;

•	Approval of the 2005 Equity Incentive Plan; and

•	Ratification of the selection of the accounting firm of BKD, LLP as the independent auditors of our Company for the year ending December 31, 2005.

In addition, there will be an opportunity to meet with members of senior management and review the business and operations of our Company.

Your Board of Directors joins with me in urging you to attend the meeting and recommends you vote “FOR” these three items. Whether or not you plan to attend the meeting, however, please sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. You may also vote via the internet or telephone, which methods are explained in more detail in the proxy statement. You may revoke your proxy in the manner described in the proxy statement at any time before it is exercised and it will not be used if you attend the meeting and prefer to vote in person.

Sincerely yours,

Dan S. Dugan
Chairman of the Board, President
and Chief Executive Officer

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2005

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of Mercantile Bancorp, Inc., a Delaware corporation, will be held at Mercantile Trust & Savings Bank, located at 440 Maine Street, Quincy, Illinois, on Monday, May 23, 2005, commencing at 2 p.m., local time, and thereafter as it may from time to time be adjourned, for the following purposes:

1.	To elect the seven directors of our Company, each to hold office until the 2006 annual meeting of the stockholders and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal;

2.	To consider and act upon approval of the 2005 Equity Incentive Plan;

3.	To consider and act upon ratification of the selection of the accounting firm of BKD, LLP as the independent auditors of our Company for the year ending December 31, 2005; and

4.	To transact such other business as properly may come before the meeting.

Our Board of Directors has fixed the close of business on April 8, 2005 as the record date for determination of the stockholders entitled to notice of, and to vote at, the annual meeting.

All stockholders are cordially invited to attend the meeting. Whether or not you intend to be present at the meeting, our Board of Directors solicits you to sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. You may also vote via the internet or telephone, which methods are explained in more detail in the proxy statement. You may revoke your proxy in the manner described in the proxy statement at any time before it is exercised and it will not be used if you attend the meeting and prefer to vote in person. Your vote is important and all stockholders are urged to be present in person or by proxy.

By Order of the Board of Directors

Dan S. Dugan
Chairman of the Board, President
and Chief Executive Officer

April 25, 2005
Quincy, Illinois

PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE PROXY STATEMENT AT ANY TIME PRIOR TO THE MEETING, OR IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AT THAT TIME, IF YOU WISH.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 23, 2005

INTRODUCTION

The Board of Directors of Mercantile Bancorp, Inc. (the “Company”) solicits your proxy for use at the annual meeting of stockholders to be held on Monday, May 23, 2005, and at any adjournment or adjournments thereof. The annual meeting will commence at 2 p.m., local time, and will be held at Mercantile Trust & Savings Bank, located at 440 Maine Street, Quincy, Illinois.

Our Company is a multi-bank holding company based in Quincy, Illinois. Through our majority-owned subsidiaries, now consisting of six banks in Illinois, two banks in Missouri and one bank in Kansas, the Company conducts full-service commercial and consumer banking business, engages in mortgage banking, trust services, and asset management, and provides other financial services and products. Those banks are Mercantile Trust & Savings Bank (“MTSB”), State Bank of Augusta (“Augusta”), Marine Bank & Trust (“Marine Bank”), Perry State Bank (“Perry”), Golden State Bank (“Golden”), Brown County State Bank (“Brown County”), Farmers State Bank of Northern Missouri (“Farmers”), Security State Bank of Hamilton (“Hamilton”), and Mid-America Bancorp, Inc. (“Mid-America”) (which owns Heartland Bank). In addition, our Company has minority investments in four community banks in Missouri, Georgia and Florida. More information is available on the Company’s website at www.mercbanx.com.

Our principal executive offices are located at 440 Maine Street, Quincy, Illinois, 62301. This proxy statement and the enclosed form of proxy were first mailed to stockholders on or about April 25, 2005.

INFORMATION ABOUT THE MEETING AND VOTING

Purposes of the Meeting

The purposes of the annual meeting are:

•	to elect the seven directors of our Company, each to hold office until the 2006 annual meeting of the stockholders of our Company and until their respective successors are duly elected and qualified or until their earlier resignation or removal;

•	to consider and act upon approval of the 2005 Equity Incentive Plan, under which stock options and other stock-based awards may be granted to executive officers and other key employees;

•	to consider and vote upon ratification of the selection of the accounting firm of BKD, LLP as the independent auditors of our Company for the year ending December 31, 2005; and

•	to transact such other business as may properly come before the annual meeting.

Stockholders Entitled to Vote at the Meeting

Stockholders of record as of the close of business on the April 8, 2005, record date are entitled to notice of, and to vote at, the annual meeting or any adjournment or adjournments thereof. As of the record date, 1,963,680 shares of our Company’s common stock, $1.25 par value per share, were issued and outstanding and an additional

11,250 shares were issued and held in treasury. Each issued and outstanding share of common stock as of the record date is entitled to one vote on each matter properly to come before the annual meeting and can be voted only if the record owner is present at the meeting to vote or represented by proxy. The Company has no other series of common stock or any preferred stock.

Voting by Proxy by Mail

This proxy statement is being sent to you by our Board of Directors for the purpose of requesting that you allow your shares of common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. We urge you to complete, date and sign the enclosed form of proxy and return it promptly in the enclosed postage prepaid envelope. If you properly complete and sign your proxy card and send it to us so that it is received in time to vote, the shares represented by your proxy will be voted as you have directed. If you sign the proxy card but do not make specific voting instructions, your shares will be voted as follows:

•	“FOR” the election of the nominees for director named in this proxy statement,

•	“FOR” approval of the 2005 Equity Incentive Plan; and

•	“FOR” ratification of the selection of the accounting firm of BKD, LLP as our Company’s independent auditors for the year ending December 31, 2005.

If any other matter is properly brought before the annual meeting, your shares will be voted in accordance with the discretion and judgment of the appointed proxies. A stockholder who has delivered a proxy by mail may revoke it at any time before it is exercised at the annual meeting by filing written notice of revocation with the Secretary of our Company, by executing and delivering to the Secretary of our Company a proxy bearing a later date, or by appearing at the annual meeting and voting in person after notifying the Secretary in advance of your intent to vote in person. If you intend to revoke your proxy by filing a written notice of revocation or executing and delivering a proxy bearing a later date, such notice or later-dated proxy must be received by the Secretary no later than 10 a.m. on Monday, May 23, 2005, in order to be valid. Any notices or later-dated proxies received after that time will be disregarded.

If your shares of common stock are held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the internet. The Company also permits voting via the telephone or internet for record owners, as described in more detail below.

Voting by Proxy by the Telephone or Internet

This year we are again asking our stockholders to help save our Company money by voting their proxies via the internet or telephone, rather than by return mail.

If your shares are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you. As the stockholder of record, you have the right to vote by proxy. We encourage our registered shareholders to vote:

By internet — www.proxyvote.com; or

By touch-tone telephone — (800) 690-6903.

Please have your proxy card in hand when you access the website or call the toll-free number. You will be prompted to enter your 12-digit Control Number, which is located below the voting instructions on the proxy card. Then you can follow the directions provided.

If you elect to vote via the internet or telephone, only votes casts no later than 11:59 p.m. (eastern time) on Sunday, May 22, 2005, will be accepted. If you vote via the internet or telephone and wish to revoke your proxy, you must follow one of the three procedures for revocation set forth above under “Voting by Proxy by Mail.”

Many stockholders hold their shares through a stockbroker, bank, or other nominee rather than directly in their own name. If you hold your shares in one of these ways, you are considered a beneficial owner, not a record owner.

Your broker or nominee will send you voting instructions for you to use in directing the broker or nominee in how to vote your shares. Most institutions make internet or telephone voting options available to their beneficial owners, so please see the voting instructions for specific information.

Electronic Delivery of Proxy Materials

This proxy statement and the 2004 Annual Report are available in advance of the annual meeting in the “Investor Relations” section of our Company’s website at www.mercbanx.com. Most stockholders may elect to view future proxy statements and annual reports over the internet instead of receiving paper copies in the mail. Doing so will save our Company printing and mailing expense.

If you are a stockholder of record, you may choose this option and save our Company the cost of production and mailing these documents in the future by following the instructions provided when you vote on the internet. If you hold your shares through a bank, broker, or other holder of record, please refer to the information provided by that entity for instructions on how to elect to view future proxy statements and annual reports over the internet. Such an option may or may not be available to beneficial owners, depending upon the procedures followed by the bank, broker or other holder of record.

If you choose to view future proxy statements and annual reports over the internet, you will receive an e-mail message next year containing the internet address to access our Company’s proxy statement and annual report. You do not have to elect internet access each year. To view, cancel or change your enrollment profile, please go to www.InvestorDelivery.com. Your choice will remain in effect until you indicate otherwise.

Attending the Meeting and Voting in Person

If you plan to attend the annual meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee (commonly referred to as being held in “street name”), proof of ownership may be required for you to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Quorum Requirement

A quorum of stockholders is necessary to hold a valid meeting. The presence in person or by proxy of stockholders holding a majority of the total outstanding shares of our Company’s common stock and entitled to vote for the election of directors will constitute a quorum at the annual meeting. Shares of common stock represented by a proxy that directs that the shares be voted to abstain or to withhold a vote on any matter will be counted in determining whether a quorum is present. Shares of common stock as to which there is a “broker non-vote” will also be counted as present or represented at the meeting for purposes of a quorum. “Broker non-votes” are proxies submitted by brokers that do not indicate a vote for some or all of the proposals because the broker does not have the discretionary voting authority and has not received instructions as to how to vote on those proposals. If a quorum should not be present, the annual meeting may be adjourned from time to time until a quorum is obtained.

Required Vote to Approve Each Proposal

Election of Directors.  Directors are elected by a plurality of the votes cast, in person or by proxy, by stockholders entitled to vote at the annual meeting for that purpose. A “plurality” means receiving a higher number of votes than any other candidate. In other words, the nominees receiving the most “FOR” votes will be elected director. Stockholders can withhold authority to vote for one or more nominees for director. Votes withheld from a particular nominee will not have any direct effect on the election of directors or result in the defeat of any of the Board’s nominees, if there are no other nominees for any of the open Board seats. There are no other nominees. Stockholders do not have cumulative voting rights in the election of directors, meaning they cannot aggregate their votes for any one or more nominees.

Approval of the 2005 Equity Incentive Plan.  The affirmative vote of a majority of the votes cast, in person or by proxy, at the meeting is required for approval of the 2005 Equity Incentive Plan. Stockholders whose shares are represented at the meeting, by proxy or in person, may elect to abstain from voting on this proposal. If so, according to the Company’s bylaws, such abstention will have no effect on the outcome of the vote. Stockholders not attending the meeting, by proxy or in person, will have no effect on the outcome of this proposal.

Selection of Auditors.  The affirmative vote of a majority of the votes cast, in person or by proxy, at the meeting is required for the ratification of the selection of BKD, LLP as our Company’s independent auditors for the year ending December 31, 2005. Stockholders whose shares are represented at the meeting, by proxy or in person, may elect to abstain from voting on this proposal. If so, according to the Company’s bylaws, such abstention will have no effect on the outcome of the vote. Stockholders not attending the meeting, by proxy or in person, will have no effect on the outcome of this proposal.

Other Matters.  The affirmative vote of a majority of the votes cast, in person or by proxy, at the meeting is required for the approval of such other matters as properly may come before the annual meeting or any adjournment thereof, unless the Company’s certificate of incorporation or bylaws or applicable law require otherwise. Stockholders whose shares are represented at the meeting, by proxy or in person, may elect to abstain from voting on these proposals. If so, according to the Company’s bylaws, such abstention will have no effect on the outcome of the vote. Stockholders not attending the meeting, by proxy or in person, will have no effect on the outcome of these proposals.

Effect of Broker Non-Votes.  As previously stated, broker non-votes are proxies submitted by brokers or other institutions holding customers’ shares that do not indicate a vote for some of these shares on a proposal because the broker does not have general discretionary voting authority on the proposal for all customer shares and has not received instructions from certain customers as to how to vote their shares on the proposal. Although such broker non-votes count for purposes of determining a quorum, “broker non-votes” do not count as shares entitled to vote on the particular proposal. Therefore, with respect to any proposal requiring the affirmative vote of a majority of votes cast, in person or by proxy, at the meeting (such as Items 2 and 3 in this proxy statement) and any proposal requiring the affirmative vote of a plurality of the votes cast in person or by proxy (such as Item 1 in this proxy statement), broker non-votes will have no effect upon the outcome of the vote. With respect to any proposals requiring the affirmative vote of a designated percentage of all outstanding shares entitled to vote or of a quorum, broker non-votes would be the equivalent of a vote “AGAINST” such proposals. No proposals requiring such a vote are included in the Items listed in this proxy statement.

Solicitation of Proxies

This solicitation of proxies for the annual meeting is being made by our Company’s Board of Directors. Our Company will bear all costs of such solicitation, including the cost of preparing and mailing this proxy statement and the enclosed form of proxy. After the initial mailing of this proxy statement, proxies may be solicited by mail, telephone, facsimile transmission or personally by directors, officers, employees or agents of our Company or MTSB. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held of record by them, and their reasonable out-of-pocket expenses will be paid by our Company. The Company acts as its own transfer agent and thus bears any related costs.

A list of stockholders entitled to vote at the annual meeting will be available for examination at least ten days prior to the date of the annual meeting during normal business hours at the registered office of our Company located at 440 Maine Street, Quincy, Illinois. The list also will be available at the annual meeting.

ITEM 1
ELECTION OF DIRECTORS

The Board of Directors

Our Company’s Board of Directors consists of seven directors. The members of the Board of Directors are Dan S. Dugan, Ted T. Awerkamp, Michael J. Foster, William G. Keller, Jr., Harold W. Knapheide III, Frank H. Musholt and Walter D. Stevenson III. All directors serve one-year terms. The terms of our current directors expire at this annual meeting. One of the purposes of this annual meeting is to elect seven directors to serve until the annual meeting of stockholders in 2006 and until their respective successors are duly elected and qualified or until their earlier resignation or removal.

The Board of Directors has designated Dan S. Dugan, Ted T. Awerkamp, Michael J. Foster, William G. Keller, Jr., Harold W. Knapheide III, Frank H. Musholt and Walter D. Stevenson III as the seven nominees proposed for election at the annual meeting. Unless authority to vote for the nominees or a particular nominee is withheld, the shares represented by properly executed proxies in the form enclosed will be voted “FOR” the election as directors of these seven nominees. In the event that one or more of the nominees should become unavailable for election, the shares represented by properly executed proxies on the enclosed form will be voted “FOR” the election as directors of such substitute nominee or nominees as may be designated by the Board of Directors, unless the authority to vote for all nominees or for the particular nominee who has ceased to be a candidate has been withheld. Each of the nominees has indicated his willingness to serve as a director if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable for election.

The Board of Directors recommends that you vote FOR the election of Dan S. Dugan, Ted T. Awerkamp, Michael J. Foster, William G. Keller, Jr., Harold W. Knapheide III, Frank H. Musholt and Walter D. Stevenson III as directors.

Nominees

The following table sets forth certain information with respect to each person nominated by the Board of Directors for election as a director at the annual meeting for a term expiring in 2006.

Name	Age	Position With our Company	Company Director Since
Ted T. Awerkamp	47	Director, Vice President and Secretary	1994
Dan S. Dugan	64	Director, Chairman, President and CEO	1983
Michael J. Foster	57	Director	2003
William G. Keller, Jr.	56	Director	1983
Harold W. Knapheide III	59	Director	1983
Frank H. Musholt	65	Director	1983
Walter D. Stevenson III	65	Director	1983

The business experience during the last five years of each person nominated by the Board of Directors for election as a director at the annual meeting is as follows:

Ted T. Awerkamp has served as Vice President and Secretary of the Company since 1994, and the Executive Vice President and Chief Operating Officer of MTSB since 1993. Prior to that time, he served as Assistant Vice President and Vice President of MTSB and as President of Hamilton. Mr. Awerkamp has been a member of the Board of Directors of the Company and MTSB since 1994.

Dan S. Dugan has served as the Chairman, President and Chief Executive Officer of the Company since 1983 and MTSB since 1980. Mr. Dugan has served as a director of the Company since 1983. He also serves as a director of each of the Company’s subsidiaries: MTSB, Hamilton, Augusta, Marine Trust, Perry, Golden, Brown County, Farmers and Mid-America. He also serves as director of two bank holding companies in which the Company holds a minority interest, New Frontier Bancshares, Inc., which operates New Frontier Bank located in St. Charles, Missouri, and NorthStar Bancshares, Inc., which operates NorthStar Bank, N.A., located in Liberty, Missouri.

Michael J. Foster is a retired agribusiness executive. He was President of National Livestock Feed Business for ADM Alliance Nutrition, Inc. (“ADM Alliance”), a subsidiary of Archer-Daniels-Midland Company, from 1998 through 2004. ADM Alliance is headquartered in Quincy, Illinois, and manufactures and sells livestock feeds nationally and internationally. Mr. Foster has served as a director of the Company and MTSB since 2003.

William G. Keller, Jr., is a partner with the law firm of Schmiedeskamp, Robertson, Neu & Mitchell, located in Quincy, Illinois, which acts as outside counsel to the Company and its subsidiaries. Mr. Keller has been a director of the Company since 1983 and MTSB since 1982.

Harold W. Knapheide III is the President of The Knapheide Manufacturing Company, Knapheide Truck Equipment Co., and Knapheide Equipment Co., manufacturers and sellers on a national basis of steel service truck bodies and platform/stake style truck bodies and various other truck equipment including hydraulic hoists, toolboxes and bumpers. The companies are headquartered in Quincy, Illinois. Mr. Knapheide has served in that capacity since 1978. Mr. Knapheide has been a director of the Company since 1983 and MTSB since 1979.

Frank H. Musholt is Vice President and General Manager of Hollister-Whitney Elevator Corp, a manufacturer and seller of elevators and elevator equipment. He has also served as the Secretary and Treasurer of Hollister-Whitney since 1969. Mr. Musholt has been a director of the Company since 1983 and MTSB since 1983.

Walter D. Stevenson III is a retired physician in Quincy, Illinois, and the former president of the Quincy Medical Group, a multi-specialty medical group located in Quincy. Dr. Stevenson has been a director of the Company since 1983 and MTSB since 1976.

There is no arrangement or understanding between any director and any other person pursuant to which such director was selected as a director.

Compensation of Directors

Directors of the Company and its subsidiaries receive annual fees for their service as directors, which are payable in twelve equal monthly installments. The fees are reviewed and, if appropriate, adjusted annually by the Board of Directors of the respective companies. All of the Company’s directors are also directors of MTSB. The directors received an annual fee of $16,200 for service as directors to the Company and $20,400 for service as directors to MTSB for 2004. The fees for 2005 are $16,704 for the Company and $21,000 for MTSB. There are no additional fees for service on committees of the Board of the Company or MTSB. In his capacity as President and Chief Executive Officer of the Company, Mr. Dugan also serves as a director of the boards of directors of the Company’s other subsidiary banks and receives fees for such services, which fees are included in the Summary Compensation Table on page 12 below.

CORPORATE GOVERNANCE

Meetings of the Board and Committees

Board of Directors.  During 2004 the Board of Directors of our Company held 12 regular and no special meetings. During 2004, each director attended at least 75% of the regular meetings of the Board of Directors and of the committees of the Board on which he served. Our Company’s directors discharge their responsibilities throughout the year, not only at such Board of Directors and committee meetings, but through personal meetings and other communications with members of management and others regarding matters of interest and concern to our Company.

Directors are encouraged by our Company to attend our annual meeting of stockholders if their schedules permit, but our Company does not otherwise have a policy requiring such attendance. All directors were present at the annual meeting of the stockholders held in April 2004. The Board of Directors typically meets immediately following the annual meeting of stockholders, which facilitates the directors’ ability to attend the annual meeting of stockholders.

Committees.  Our Company’s Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating/Corporate Governance Committee. There currently are no other standing executive or other committees of our Company’s Board of Directors, or committees performing similar functions of the Board. The members of all three committees are currently Messrs. Foster, Knapheide and Musholt and Dr. Stevenson, each of whom the Board of Directors has determined satisfies the definition of an “independent” director as established in the American Stock Exchange listing standards and the rules of the U.S. Securities and Exchange Commission.

Audit Committee.  The Audit Committee assists the Board in fulfilling its responsibilities with respect to accounting and financial reporting practices and the scope and expense of audit and related services provided by external auditors, among others. The Audit Committee is responsible for apprising the Board of management’s compliance with Board mandated policies, internal procedures and applicable laws and regulations. The committee works with the internal audit department and external auditors and supervises the internal audit function directly, reviews and approves the hiring of audit personnel and evaluates the performance of the internal audit function and the external auditors. The committee also has the duty to make, or cause to be made, a suitable examination and audit of the financial affairs of our Company and its subsidiaries at least annually, and to report thereon to the Board of Directors. A more complete description of the Audit Committee’s functions is provided in its charter, a copy of which is attached to this proxy statement as Exhibit A and is also available on our internet website in the “Corporate Governance” section under “Investor Relations” at www.mercbanx.com. The Board of Directors has determined that each member of the committee qualifies as an “audit committee financial expert” within the meaning of the rules and regulations of the Securities and Exchange Commission. The Audit Committee met four times during 2004.

Compensation Committee.  The Compensation Committee has the responsibility to make recommendations to the Board of Directors regarding the compensation and benefits of our executive officers and directors and the establishment and administration of our Company’s executive compensation program. A more complete description of the Compensation Committee’s functions is provided in its charter, a copy of which is available on our internet website in the “Corporate Governance” section under “Investor Relations” at www.mercbanx.com. The Compensation Committee met two times during 2004.

Nominating/Corporate Governance Committee.  The Nominating/Corporate Governance Committee is responsible for the director nomination process (including evaluating and recommending director nominees and Board committee appointments), development and recommendation of a set of corporate governance principles applicable to the Company, and addressing other corporate governance issues for the Board. The committee believes that the Board should be comprised of directors with varied, complementary backgrounds, and that directors should, at a minimum, have expertise that may be useful to our Company. Directors should also possess the highest personal and professional ethics and should be willing and able to devote the required amount of time to our Company’s business. In determining whether a director should be retained and stand for re-election, the committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the Board. This committee was newly created in early 2005, and thus there were no meetings during 2004. Formerly, the entire Board of Directors performed the functions now assigned to this committee. A more complete description of the committee’s functions is provided in its charter, a copy of which is available on our internet website in the “Corporate Governance” section under “Investor Relations” at www.mercbanx.com.

Any stockholder desiring a paper copy of any of these charters may obtain one by making a written request to the Corporate Secretary at the following address: Mercantile Bancorp, Inc., 440 Maine, Quincy, Illinois 62301, Attention: Corporate Secretary.

Stockholder Communications With Directors

Our Company’s policy is to forward to the directors any stockholder correspondence it receives that is addressed to them. Stockholders who wish to communicate with our directors may do so by sending their correspondence addressed to the director or directors at our Company’s headquarters at 440 Maine Street, Quincy, Illinois 62301. As more fully described under “Advance Notice Of Stockholder Proposals,” our Company’s certificate of incorporation and bylaws provide a mechanism for stockholders to use in submitting nominations for Board membership. Our policy is to consider nominees who are submitted in accordance with that mechanism. Each such nominee will be considered on a case by case basis. All nominees, including those submitted by stockholders, will be evaluated using generally the same methods and criteria, although those methods and criteria are not standardized and may vary from time to time.

Code of Ethics

Our Company has adopted a Code of Ethics covering all directors, officers and employees including our principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions. A copy of this Code of Ethics is filed as an exhibit to the Company’s 2005 Annual Report that accompanies this proxy statement and is available on our internet website in the “Corporate Governance” section under “Investor Relations” at www.mercbanx.com. Any substantive amendments to this Code, or any waivers granted for our principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions will be disclosed in a report on Form 8-K.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Report on Executive Compensation

This report has been prepared by the Compensation Committee of our Company’s Board of Directors (the “Committee”) which has general responsibility for the establishment, direction and administration of all aspects of the compensation policies and programs for the executive officers of our Company and its subsidiary banks.

The Company has no employees. Instead, all compensation paid to the Company’s executive officers and their staff is paid by MTSB. The personnel and other costs of providing management and related services by the Company to its subsidiaries are allocated among the subsidiaries, and MTSB is reimbursed accordingly.

Our Company’s executive compensation program, insofar as it pertains to executive officers, is administered by the Committee. The Committee currently is composed of four independent outside directors, none of whom is an officer or employee of our Company or any subsidiary bank.

Compensation Policy.  Our Company’s executive compensation policy is premised upon three basic goals: (1) to attract and retain qualified individuals who provide the skills and leadership necessary to enable our Company and its subsidiary banks to achieve earnings growth, capital compliance and return on investment objectives, (2) to create incentives to achieve company and individual performance objectives through the use of performance-based compensation programs; and (3) to create a mutuality of interest between executive officers and stockholders through compensation structures that create a direct link between executive compensation and stockholder return.

In determining the structure and levels of each of the components of executive compensation needed to achieve these goals, all elements of the compensation package are considered in total, rather than any one component in isolation. As more fully described below, the determination of such levels of executive compensation is a subjective process in which many factors are considered, including our Company’s and/or subsidiary banks’ performance and the individual executive’s specific responsibilities, historical and anticipated personal contribution to our business, and length of service with our Company or subsidiary banks.

Compensation Components.  The Committee, as well as the Chairman, President and Chief Executive Officer, reviews our Company’s compensation program annually to ensure that compensation levels and incentive opportunities are competitive and reflect the performance of our Company and its subsidiary banks as well as performance of the individual executive officer. The particular elements of the compensation program for executive officers are base salary, annual incentive compensation and periodic stock awards. The Committee believes that these compensation components together advance both the short- and long-term interests of our stockholders. In this regard, the Committee believes that the long-term interests of our stockholders are advanced by designating a portion of executive compensation to be at risk: namely, incentive compensation (which permits individual performance to be recognized on an annual and long-term basis based, in part, on an evaluation of the executive’s contribution to our Company’s and/or subsidiary bank’s performance) and the grant of stock awards (which directly ties a portion of the executive’s long-term remuneration to stock price appreciation realized by stockholders). Each of the components of the compensation program is addressed separately below.

Base Salary.  The base salary for each executive officer is reviewed from the previous year. In determining whether to adjust base salary levels, management’s recommendations and subjective assessments of each executive’s growth and effectiveness in the performance of his or her duties are taken into account. In addition, the performance of our Company and the subsidiary banks is considered. The increases in the base salaries of executives of our Company and subsidiary banks for 2004 were based primarily upon a subjective analysis of our Company’s and/or the subsidiary banks’ performance during the period since the last salary increase and the individual executive’s role in generating that performance. In this regard, the analysis of performance included a review of our Company’s and subsidiary banks’ earnings and return on equity for the prior year. The analysis of the role played by each individual executive in generating our Company’s and subsidiary banks’ performance included a consideration of the executive’s specific responsibilities, contributions to our Company’s and banks’ business, and length of service. The factors impacting base salary levels are not independently assigned specific weights. Rather, all of these factors are reviewed, and specific base pay recommendations are made which reflect an analysis of the aggregate impact of these factors. The Committee and the Chairman, President and Chief

Executive Officer believe that base pay levels for the executive officers are maintained within a range that is considered to be appropriate and necessary.

Annual Incentive Compensation.  Executive officers are eligible annually for cash bonuses as a form of short-term incentive compensation. While the Company does not maintain a written plan for the awards of bonuses, there are certain objective financial criteria the Compensation Committee has established through practice over several years. For the executive officers other than Mr. Dugan, the Committee uses the return on equity of the Company and MTSB as measures of executive performance. Bonuses are calculated as a percentage of each officer’s salary. The percentage depends upon a sliding scale as follows: 1% payout based on an ROE of 8%, increasing to a maximum payout of 38.5% based on a 30% ROE. The ROEs are calculated each year for the Company and MTSB using the Company’s audited financial statements. The bonus for each officer is weighted 50% based on the performance of the Company and 50% based on the performance of MTSB. The average payout for the executive officers for 2004 other than Mr. Dugan was 5.3%. Non-executive officer employees of the Company and officers and other employees of the Company’s subsidiary banks are also eligible for annual incentive compensation, which is calculated in a substantially similar manner to the annual incentive compensation paid to executive officers of the Company.

Beginning in 2004, the Committee used the Company’s consolidated net income as the measure of Mr. Dugan’s performance for annual incentive compensation. Specifically, the Committee awarded Mr. Dugan a bonus for 2004 equal to 1% of the Company’s consolidated net income. Prior to 2004, the Committee awarded Mr. Dugan bonuses equal to 1% of each subsidiary bank’s net income; however, the Committee changed the measure of performance to the Company’s consolidated net income to take into account certain bank holding company overhead expenses that are not otherwise included in the determination of net income of each subsidiary bank. The Committee believes consolidated net income, and thus inclusion of these overhead expenses, is a more accurate reflection of Mr. Dugan’s performance.

Stock Awards.  The Company believes that stock-based awards, a form of long-term incentive compensation, can be appropriate and effective incentives to attract and retain quality executives and to help align their interests with the Company’s interests through participation in the equity of the Company. From a motivational standpoint, the use of stock-based compensation should encourage maximum effort and dedication from its executives. To that end, on March 10, 2005, the Company’s Board of Directors adopted the 2005 Equity Incentive Plan (the “Plan”), which is a form of long-term incentive compensation for certain executives and other key employees designated by the Board. We have made no stock awards to the executive officers as of the date of this proxy statement, but we anticipate doing so in the future if the 2005 Equity Incentive Plan is approved by the stockholders. For further discussion of the Plan, see “Executive Compensation-2005 Equity Incentive Plan” below.

The Company maintains Employment Agreements and Salary Continuation Agreements, a form of long-term incentive compensation, that are discussed in greater detail below under “Employment Agreements and Other Compensatory Agreements.”

Evaluation of Executive Performance for 2004 and CEO Compensation

In determining appropriate types and amounts of compensation for the executive officers, the Committee evaluates both corporate and individual performance. Corporate factors included in the evaluation are the financial performance of the Company and its subsidiary banks, including return on stockholders’ equity, return on equity, asset quality and trends in the foregoing measures, comparative results achieved by the Company’s peer group institutions, and progress in realizing the Company’s long-term business goals. Individual factors include an executive officer’s initiation and implementation of successful business strategies, formation of effective management and departmental teams and various personal qualities, including leadership.

In evaluating compensation matters at year-end 2004, the Committee also reviewed compensation data for executive officers of several similarly sized bank holding companies in the Midwest, which information was obtained from SNL Financial, a nationally recognized information specialist for the banking, insurance, financial services, real estate and energy sectors.

From a financial performance standpoint, 2004 represented a unique challenge to and opportunity for the Company and its executive officers. While dealing with the continuing difficulties posed by a hostile interest rate environment, with margins under considerable pressure, the Company reached several significant milestones and achieved solid financial performance. Specifically, the Company applied for public registration of its common stock with the U.S. Securities and Exchange Commission, applied to list its common stock on the American Stock Exchange, and surpassed $1 billion in assets, which represents nearly a 15 percent increase over the assets as of the end of 2003. The Company also acquired a majority position in Mid-America Bancorp, Inc. and its subsidiary Heartland Bank, in Leawood, Kansas (suburban Kansas City). As a result of the registration and listing of shares (which were completed in February 2005) and the acquisition of the majority position in Mid-America, the Company has expanded both in terms of total assets and market visibility. In addition, despite the challenge of low interest rates in 2004, the Company achieved stable earnings per share and experienced increases in assets under management, deposit growth, per share book value, market value, and dividends.

The Committee believes that these accomplishments are largely the result of the foresight, dedication and hard work of its executive management team and, in particular, Dan S. Dugan. In view of this solid performance and the Committee’s evaluation of the compensation data provided by SNL Financial, the Committee approved salary increases for 2005 of $15,000 for Mr. Dugan, $6,300 for Mr. Awerkamp, $20,000 for Mr. McGrath and $6,500 for Mr. Cook. The Committee also approved the annual incentive compensation payments for 2004 of $83,000 for Mr. Dugan, $8,427 for Mr. Awerkamp, $5,221 for Mr. McGrath and $6,625 for Mr. Cook. Lastly, the Committee authorized the extension of the expiration date of Mr. Dugan’s employment agreement by one year from December 31, 2006, to December 31, 2007. No stock awards were made in 2004; however, the Committee is prepared to address the implementation of the 2005 Equity Incentive Plan if the stockholders approve the Plan at this year’s annual meeting. See ITEM 2 under the caption “Approval of the 2005 Equity Incentive Plan” below.

Committee members:

Harold W. Knapheide III, Chairman Michael J. Foster Frank H. Musholt Walter D. Stevenson III

Compensation Committee Interlocks and Insider Participation

At December 31, 2004, members of the Compensation Committee were Messrs. Foster, Knapheide and Musholt and Dr. Stevenson. The Compensation Committee reviews, and makes recommendations to the Board of Directors regarding, executive compensation. No member of the Committee is, or was during 2004, an executive officer of another company the Board of Directors of which has a comparable committee on which one of the Company’s executive officers serves. No executive officer of the Company is, or was during 2004, a member of a comparable Compensation Committee of a company of which any of the directors of the Company is an executive officer.

Executive Officers

Executive officers of our Company are appointed by the Board of Directors and serve at the discretion of the Board. The following table sets forth certain information with respect to all executive officers of our Company.

Name	Age	Position
Ted T. Awerkamp	47	Vice President, Secretary and Director
Daniel J. Cook	49	Senior Vice President-Investments of MTSB
Dan S. Dugan	64	Chairman, President, CEO and Director
Michael P. McGrath	51	Vice President and Treasurer

There is no arrangement or understanding between any executive officer and any other person pursuant to which such executive officer was selected as an officer.

Executive Compensation

The Company has no employees, other than its executive officers, each of whom is also an executive officer of MTSB. All compensation paid to such individuals is paid by MTSB. The costs of providing management and related services by the Company to its subsidiaries are allocated among the subsidiaries, and MTSB is reimbursed accordingly.

The following table sets forth for the years ended December 31, 2004, 2003 and 2002, respectively, the compensation paid or accrued by our Company’s subsidiaries to the President and Chief Executive Officer, the Vice President and Secretary, the Vice President and Treasurer, and the Senior Vice President-Investments of MTSB and President of MII. Such officers were the only executive officers whose remuneration for 2004 was in excess of $100,000 for services to our Company and its subsidiaries in all capacities:

SUMMARY COMPENSATION TABLE (1)

	Annual Compensation
Name and Principal Position	Year	Salary ($)(2)	Bonus ($)	Other Annual Compensation ($)(3)	All Other Compensation ($)(4)
(a)	(b)	(c)	(d)	(e)	(i)
Dan S. Dugan, Chairman, President and CEO	2004	484,500	83,000	0	25,129
	2003	462,475	87,000	0	24,764
	2002	442,825	85,000	0	24,628
Ted T. Awerkamp, Vice President and Secretary	2004	195,600	8,427	0	19,969
	2003	186,300	7,679	0	18,656
	2002	178,600	12,860	0	18,508
Michael P. McGrath, Vice President and Treasurer	2004	98,500	5,221	0	10,354
	2003	95,000	5,605	0	9,763
	2002	89,000	6,230	0	9,432
Daniel J. Cook, Senior Vice President-Investments, MTSB; President, MII	2004	125,001	6,625	0	14,408
	2003	104,501	6,166	0	11,237
	2002	101,001	7,070	0	11,352

(1)	Columns (f), (g) and (h) concerning long-term compensation such as restricted stock awards, options and stock appreciation rights, and long-term incentive plans, respectively, have been eliminated because the Company has not compensated the named executive officers with such forms of compensation for any of the identified years.

(2)	Represents base salary and all fees paid to executive officer in his capacity as director of the Company, its subsidiaries, and (with respect to Mr. Dugan only) other bank holding companies and banks of which the executive officer is a director by virtue of his position as an executive officer of the Company. The total directors’ fees for 2004 were $99,500 for Mr. Dugan and $36,600 for Mr. Awerkamp, for 2003 were $92,475 for Mr. Dugan and $34,800 for Mr. Awerkamp, and for 2002 were $87,825 for Mr. Dugan and $33,000 for Mr. Awerkamp.

(3)	Represents perquisites and other personal benefits; however, the aggregate value of these benefits did not exceed the lesser of $50,000 or 10% of any of the named executive officers’ total salary and bonuses for the year, so no amount is listed. For the periods presented, there were no tax payment reimbursements or preferential discounts on stock.

(4)	Represents discretionary contributions under the Company’s Profit Sharing Plan.

The Company has made no stock awards to the named executive officers as of the date of this proxy statement. Therefore, the option grant table and option exercise table have not been included with this proxy statement.

Pension Plans

The Company maintains a defined contribution profit-sharing plan covering substantially all employees. Based on the Company’s annual performance and in the sole discretion of the Company’s Board of Directors, the Company makes contributions to participating employees’ accounts. The Board determines the total contribution to the plan, and then a portion of the total is allocated to each participant’s account in the same proportion that the participant’s compensation, plus the participant’s compensation in excess of the integration level (also called “excess compensation”), bears to the total compensation plus “excess compensation” of all participants. Employees are eligible to participate if they are 21 years of age, have 12 consecutive months of service as of the plan entry dates of January 1 and July 1, and work at least 1,000 hours during the year. Participants vest in their accounts ratably over seven years, thus approximately 14.3% each year. The Company made a $809,885 or 9.25% contribution to the plan for the 2004 plan year.

The plan trustees invest the Company’s contributions through Capital Investment Services of America, Inc. located in Milwaukee, Wisconsin, in accordance with an investment policy that, subject to revision from time to time, suggests the investment of the plan assets within the following parameters: 65% in equities (including the Company’s common stock) and 35% in fixed income, within a range of plus or minus 15% of the general target to adjust to market conditions or short-term needs. As of March 15, 2005, the plan held 38,010 shares of the Company’s common stock.

In addition to the Company’s contribution, the plan includes a 401(k) feature that permits employees to allocate pre-tax compensation to a qualified investment account in which earnings are tax deferred for retirement. They are fully vested in these amounts. Employees are eligible to participate in this portion of the plan if they are 21 years of age, have 90 days of service as of the plan entry dates of January 1, April 1, July 1 and October 1, and are in an eligible employment classification. The Company has provided participants with 19 mutual funds as investment options, each of which reflects a different asset class or investment style. At age 59-1/2, participants are permitted to transfer the vested portion of their profit-sharing account attributable to the Company’s contributions to their 401(k) account and direct investment of such funds among the foregoing options.

Plan benefits are payable to employees based on the total amount of their respective accounts in one lump sum in cash upon retirement at the normal retirement age of 65 or such later date as the employee retires, subject to certain mandatory payments at age 70-1/2.

The balances of the profit-sharing accounts attributable to the Company’s contributions for Messrs. Dugan, Awerkamp, McGrath and Cook as of December 31, 2004, were $629,958, $357,362, $236,721 and $128,823, respectively. Based on their eligible compensation for 2004 and assuming continued employment through retirement at age 65, the estimated balances of such accounts at retirement for Messrs. Dugan, Awerkamp, McGrath and Cook are $648,701, $636,974, $380,046 and $322,039, respectively. The foregoing estimates are based on a Company contribution each year of 9.143%, which is the average of the contribution percentages for employees generally for the seven most recently completed fiscal years. The estimates exclude potential future investment income and asset appreciation.

2005 Equity Incentive Plan

On March 10, 2005, the Company’s Board of Directors adopted the 2005 Equity Incentive Plan (the “Plan”), which is a form of long-term incentive compensation for certain executives and other key employees designated by the Board. The Plan provides for stock-based awards that offer executives the possibility of future value depending on the long-term price appreciation of the Company’s common stock and the executive’s continuing service with the Company. The forms of stock awards permitted under the Plan are stock options, restricted shares and stock appreciation rights.

At present, no grants of stock awards have been made under the Plan, and no designation has been made of the executives or other key employees who will be eligible for grants. Therefore, this proxy statement omits any tables regarding stock awards such as outstanding options. The making of awards in the future is subject to approval of the Plan by the stockholders at the annual meeting. See ITEM 2 under the caption “Approval of the 2005 Equity Incentive Plan” below for a detailed description of the Plan.

Employment Agreements and Other Compensatory Agreements

Employment Agreement

In 1987, MTSB entered into an Employment Agreement with Mr. Dugan, under which MTSB employs him as the President and Chief Executive Officer of MTSB. The original term of the agreement was three years. Each year since 1988, the Board of Directors has adopted an amendment to the agreement extending the term by another year to replenish the current term to a full three years. On December 20, 2004, the board adopted an amendment extending the term through December 31, 2007, unless earlier terminated due to Mr. Dugan’s death, disability or willful breach of duty as defined in the agreement. If MTSB terminates the agreement for any reason other than the willful breach of duty by Mr. Dugan, MTSB shall continue to pay Mr. Dugan his monthly salary for the remaining term of the agreement (or may pay him a lump sum equal to the present value, using a discount rate of eight percent (8%) on all such payments).

Mr. Dugan’s monthly salary is to be determined by the Board of Directors, but may be no less than his salary in 1987. He is entitled to participate in all benefit plans and programs that are provided to other employees. MTSB also provides an automobile to Mr. Dugan and pays or reimburses him for certain other business expenses including a country club membership.

The agreement includes a non-competition clause, which prohibits Mr. Dugan from competing with MTSB or its affiliates during the term of the agreement and for two years thereafter within a twenty-five-mile radius of Quincy, Illinois. Also, Mr. Dugan is obligated not to disclose confidential information of MTSB during the term of the agreement and for two years thereafter.

Mr. Dugan’s employment agreement is intended to include his services and compensation for his role as President and Chief Executive Officer of the Company.

The Company has no employment agreements with any of the other named executive officers.

Executive Employee Salary Continuation Agreements

In 1994, MTSB entered into Executive Employee Salary Continuation Agreements with Messrs. Dugan and Awerkamp, under which they are entitled to certain compensation each year following their respective retirements. The agreements are intended to attract and retain highly qualified executives such as Messrs. Dugan and Awerkamp and to provide the Company and its subsidiaries including MTSB with experienced, stable management under a variety of circumstances.

Pursuant to Mr. Dugan’s agreement, as amended, upon his retirement after he reaches age 65 (the “normal retirement date”), MTSB will pay Mr. Dugan $171,500 per year in monthly installments for the remainder of his life, but for not less than 15 years. If Mr. Dugan retires on or after he reaches age 60 (an “early retirement date”), but before he reaches age 65, MTSB will pay him, in monthly installments for a total of 15 years, $91,307 per year if he retires at age 60 and increasing accordingly at each age until it is $171,500 if he retires at age 64. Mr. Dugan may elect to defer payments upon early retirement to his normal retirement date, and if he does so, he will be paid according to the normal retirement benefits.

If Mr. Dugan is discharged for cause, he receives nothing and forfeits all rights to payments under the agreement. If Mr. Dugan dies while in the service of MTSB or after the termination of employment on or after the early retirement date, but prior to commencement of benefits payments under this agreement, MTSB will pay his named beneficiary a survivor’s benefit of 180 equal monthly installments of $14,292 instead of any other benefits to which he would have otherwise been entitled under this agreement. If Mr. Dugan dies after benefits payments have commenced but prior to having received all such payments, the balance of the payments shall be paid to a beneficiary named by Mr. Dugan.

MTSB may, but is not required to, maintain as owner and beneficiary life insurance on the life of Mr. Dugan in such amounts as MTSB chooses. Mr. Dugan shall not have any interest or claim on such insurance. Mr. Dugan’s agreement contains provisions regarding benefits payable under other circumstances such as voluntary and involuntary termination (similar to those discussed below regarding Mr. Awerkamp); however, they became inapplicable when Mr. Dugan reached the age of 60.

Pursuant to Mr. Awerkamp’s agreement, as amended, upon his retirement on the first of the month following the day he reaches age 65 (the “normal retirement date”), MTSB will pay him $68,900 per year in monthly installments for the remainder of his life, but for not less than 15 years. If Mr. Awerkamp retires on or after he reaches age 60 (an “early retirement date”), but before he reaches age 65, MTSB will pay him, in monthly installments for a total of 15 years, $47,824 per year if he retires at age 60 and increasing accordingly at each age until it is $68,900 if he retires at age 64. Mr. Awerkamp may elect to defer payments upon early retirement to his normal retirement date, and if he does so, he will be paid according to the normal retirement benefits.

If Mr. Awerkamp voluntarily terminates his employment after reaching age 55 but before age 60, MTSB will pay him a lump sum of $256,184 if this occurs at age 55 and increasing at each age thereafter to $379,539 at age 59. If Mr. Awerkamp is discharged for cause at any time at age 55 or older, he receives nothing and forfeits all rights to payment under the agreement.

If Mr. Awerkamp’s employment is terminated involuntarily after he reaches age 55 but prior to his reaching age 60 for reasons other than death or discharge for cause, MTSB will pay him, at this election, either $29,379 each year for 15 years if he is then 55 (which amount increases each year until it reaches $43,525 if he is then 60) beginning immediately upon termination or $60,213 each year for 15 years beginning at age 65 if the termination occurs when he is 55 (which amount increases each year until it reaches $65,790 if the termination occurs when he is 60). Involuntary termination for purposes of this provision includes the employee’s resignation as a result of MTSB’s significantly lessening his title, duties, responsibilities, base salary or altering his situs of employment without his consent.

If Mr. Awerkamp incurs a voluntary or involuntary termination of employment before reaching age 60 for reasons other than death, disability or discharge for cause but after a change in control and, in connection with the change in control, his title, duties, responsibilities or base salary is significantly lessened or his situs of employment is changed without his consent, MTSB will pay him $101,332 if at age 47 and increasing at each age thereafter to $379,539 at age 59, regardless of whether he is then vested in such total amount.

If Mr. Awerkamp dies while in the service of MTSB or after the termination of employment on or after the early retirement date, but prior to commencement of benefits payments under this agreement, MTSB will pay his named beneficiary a survivor’s benefit of 180 equal monthly installments of $5,742 instead of any other benefits to which he would have otherwise been entitled under this agreement. If Mr. Awerkamp dies after benefits payments have commenced but prior to having received all such payments, the balance of the payments shall be paid to a beneficiary named by Mr. Awerkamp.

MTSB may, but is not required to, maintain as owner and beneficiary life insurance on the life of Mr. Awerkamp in such amounts as MTSB chooses. Mr. Awerkamp shall not have any interest or claim on such insurance.

OWNERSHIP OF COMMON STOCK BY MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain information as of March 31, 2005 regarding the beneficial ownership of our Company’s common stock by each person known to the Board of Directors to own beneficially 5% or more of our Company’s common stock, by each director of our Company, by each executive officer named in the Summary Compensation Table under “Executive Compensation and Other Information” and by all directors and officers of our Company as a group. All information with respect to beneficial ownership has been furnished by the respective directors, officers or 5% or more stockholders, as the case may be.

Beneficial Owners

Persons (including groups acting in concert) who beneficially own in excess of five percent (5%) of the Company’s common stock will be required to file with the SEC certain reports regarding ownership and changes in ownership pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”). The following table sets forth, as of March 31, 2005, persons and groups who are known by the Company to be the beneficial owners of more than five percent (5%) of the common stock. Other than as noted below, management knows of no person or group that beneficially owns more than five percent (5%) of the outstanding shares of common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Shares of Common Stock Outstanding
Mercantile Trust & Savings Bank
133 North 33rd Street
Quincy, Illinois 62301	154,922	(2)	7.89%

R. Dean Phillips
524 North 30th Street
Quincy, Illinois 62301	292,390	(3)	14.89%

Dennis M. Prock
8010 Estero Boulevard
Fort Myers Beach, Florida 33931	120,450	(4)	6.13%

(1)	With respect to the beneficial owners who are natural persons, the figures include shares of common stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the Company assumes the individuals effectively exercise sole voting and investment power.

(2)	All shares are held in nominee name for MTSB by Northern Trust. All such shares are held directly or indirectly by MTSB for the benefit of trust, estate and other bank clients, except for 38,010 shares that are held by MTSB through Northern Trust for the benefit of the participants of the Company’s Profit Sharing Plan. In the administration of the estates, trusts and agency accounts, MTSB has the ability to direct voting and/or investment of securities held in such fiduciary accounts in accordance with the powers specified in the governing instrument of the estate, trust or agency. MTSB exercises sole voting power with respect to 111,067 shares, shared voting power with respect to 4,038 shares, and no voting power with respect to 39,817 (which instead are voted by the client or other third party). MTSB exercises sole investment power with respect to 70,530 shares, shared investment power with respect to 27,963 shares, and no investment power with respect to 56,429 shares. MTSB disclaims beneficial ownership of any shares over which it has neither voting nor investment power.

(3)	According to a Form 4 filed by Mr. Phillips with the Securities and Exchange Commission on March 16, 2005, which is the most current such filing by Mr. Phillips.

(4)	According to a statement of Mr. Prock to the Company as of April 4, 2005.

Management

The following table sets forth, as of March 31, 2005, the number of shares of common stock beneficially owned by directors and executive officers of the Company.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Shares of Common Stock Outstanding
Directors and Named Executive Officers
Michael J. Foster	600	(2)	*
William G. Keller, Jr.	18,615	(3)	*
Harold W. Knapheide III	5,470	(4)	*
Frank H. Musholt	10,400	(5)	*
Walter D. Stevenson III	15,234	(6)	*
Dan S. Dugan	10,625	(7)	*
Ted T. Awerkamp	3,000	(8)	*
Michael P. McGrath	500	(9)	*
Daniel J. Cook	225	(10)	*
All Executive Officers and Directors as a group (includes 9 individuals)	102,679	(11)	5.23%

(1)	Includes shares of common stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise voting and/or investment power, as described in the corresponding footnotes.

(2)	Includes 400 shares owned by Mr. Foster over which he has sole voting and investment power and 200 shares owned by Mr. Foster with his spouse over which he shares voting and investment power.

(3)	Includes 2,360 owned by Mr. Keller personally and 16,255 shares held by Mr. Keller as co-trustee of the Schmiedeskamp, Robertson, Neu & Mitchell Profit-Sharing Plan, over which the trustees hold voting power but not investment power and 3,500 shares of which Mr. Keller is a beneficiary and thus holds investment power.

(4)	Includes 5,245 shares owned by Mr. Knapheide over which he has sole voting and investment power and 225 shares held by his spouse over which he has no voting or investment power.

(5)	Includes 2,900 shares owned by Mr. Musholt over which he has sole voting and investment power and 7,500 shares owned by Hollister Whitney Elevator Corp, 2603 North 24th Street, Quincy, Illinois 62301, of which Mr. Musholt is Vice President and General Manager. Voting and investment power is exercised by the Board of Directors of Hollister Whitney Elevator Corp., thus Mr. Musholt disclaims beneficial ownership of these shares.

(6)	Shares are held by Dr. Stevenson through an individual retirement account, over which Dr. Stevenson exercises sole voting and investment power.

(7)	Includes 7,500 shares owned by Mr. Dugan over which he has sole voting and investment power and 3,125 shares owned by his spouse over which he has no voting or investment power.

(8)	Includes 640 shares owned by Mr. Awerkamp over which he has sole voting and investment power and 2,360 shares owned jointly with his spouse over which he shares voting and investment power.

(9)	Shares are held by Mr. McGrath, who has sole voting and investment power.

(10)	Shares are held by Mr. Cook, who has sole voting and investment power.

(11)	Includes 38,010 shares owned by the Company’s Profit Sharing Plan, for which the Board of Directors serves collectively as trustee. In such capacity, the Board exercises voting and investment power over the shares.

*	Less than one percent (1%) of the outstanding shares of Common Stock.

INTERESTS OF DIRECTORS AND OFFICERS IN CERTAIN TRANSACTIONS

General.  The Company’s executive officers and directors and their associates have been and, the Company anticipates will continue to be, customers of the Company’s subsidiary banks in the ordinary course of business, which has included maintaining deposit accounts and trust and other fiduciary accounts and obtaining loans. Specifically, the Company’s banks, principally MTSB, have granted various types of loans to the Company’s executive officers and directors and entities controlled by them. Except as set forth below, all such loans outstanding as of December 31, 2004 that exceeded $60,000 in aggregate principal amount (a) were consistent with similar practices in the banking industry generally, (b) were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the banks’ other customers, (c) did not involve more than the normal risk of collectibility or present other unfavorable features, (d) were subject to and made in accordance with Regulation O promulgated by the Federal Reserve Board, and (e) no such loan was classified by the lending bank or any regulatory agency as a non-accrual, past due, restructured or potential problem loan.

Company director Harold W. Knapheide III directly and/or indirectly owns and controls four entities to which MTSB made loans in 2003 and 2004 for the purpose of the entities’ acquisition of commercial real estate and improvements. The entities and aggregate principal amounts (plus accrued but unpaid interest) of these loans as of March 31, 2005, were as follows: Hail to the Orange, LLC, $3,020,000; Knapheide Michigan, LLC, $784,000; Knapheide North Carolina, LLC, $1,108,000; and Rock Chalk Jayhawk, LLC, $3,689,000. Shortly after the loans were closed, MTSB sold participating interests in the loans to certain other bank subsidiaries of the Company to maintain legal lending limits and to minimize credit risk to any one bank. As the result of regularly scheduled bank regulatory examinations, MTSB and its participating affiliate banks were notified in writing in early January 2005 that there were procedural irregularities involving the underwriting of these four loans, which irregularities constituted Regulation O violations.

Specifically, the examination indicated that MTSB had funded the loans prior to receipt of written appraisals of real estate that secures the loans, had not obtained other financial and business documentation about the entities and their ability to repay the loans, and had not yet documented the MTSB Board of Directors’ approval of the loans although such approval had been obtained. MTSB’s lending policies require the foregoing documents and actions to be taken prior to funding loans. However, the bank has waived the requirements from time to time when a loan is otherwise made in the ordinary course, the loan presents no more than the normal risk of collectibility and no other unfavorable features, and the borrower requests such a waiver for a reasonable business purpose. In this case, MTSB had agreed to postpone receipt of the appraisals until the borrowers finished substantial, proposed improvements to the real estate that would be included with the appraisals. MTSB has waived these requirements in similar circumstances in the past for non-affiliated bank customers as well when such factors are present.

Since the time the loans were closed, MTSB on behalf of itself and its participating affiliate banks has obtained the appraisals, documented the Board’s approval, and obtained additional financial and business information regarding the entities and their ability to repay the loans. Furthermore, except for these procedural irregularities, the original loans were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with similarly situated bank customers not affiliated with the Company and did not involve more than the normal risk of collectibility or present other unfavorable features. Neither MTSB nor any of its participating affiliate banks has classified any such loan as a problem loan, impaired loan or potential problem loan. Furthermore, no such loan has been or is adversely classified by any regulatory agency. The bank regulatory agency that notified MTSB and its participating affiliate banks of this matter is not requiring a written response or further action other than future compliance with Regulation O.

Other.  Mr. Keller is a partner with the law firm of Schmiedeskamp, Robertson, Neu & Mitchell, which firm has represented and performed legal services for the Company and its subsidiary banks for several years.

The members of the Board of Directors also serve as trustees of the Company’s Profit Sharing Plan, which plan owns 38,010 shares of the Company’s common stock. As trustees of the Plan, the Board members vote the shares.

Company Performance

A performance graph comparing the performance of the Company’s common stock with a peer index and a broad market equity index over a five-year period, which is typically included with the proxy statements of companies with securities registered under the Securities Exchange Act of 1934, as amended, has not been included because the Company’s common stock has only been registered since February 17, 2005 and listed on the American Stock Exchange since February 28, 2005. A graph will be included with the 2006 proxy statement comparing the Company’s common stock with those indices for the portion of 2005 beginning February 28.

ITEM 2
APPROVAL OF 2005 EQUITY INCENTIVE PLAN

General

On March 10, 2005, the Company’s Board of Directors adopted the 2005 Equity Incentive Plan (the “Plan”), under which stock options and other forms of stock-based compensation may be awarded to executives and other key employees of the Company. The Plan is an updated, modified version of a similar stock plan adopted by the board on April 26, 2004, under which no awards were granted and which plan has now been withdrawn. To become effective, the Plan must be approved by the Company’s stockholders.

The Plan provides for stock-based awards that offer executives and other key employees the possibility of future value, depending on the long-term price appreciation of the Company’s common stock and the award holder’s continuing service with the Company. The forms of awards permitted under the Plan are stock options, stock appreciation rights, and restricted shares.

Stock options give the option holder (“holder” or “optionee”) the right to acquire from the Company a designated number of shares of common stock at a purchase price (the “exercise price”) that is fixed upon grant of the option. Normally, the exercise price will be the market price of the common stock on the date of grant. Stock options granted under the Plan may be either tax-qualified options (so-called “incentive stock options”) or non-qualified options. Tax-qualified stock options receive more favorable treatment under the tax laws than non-qualified stock options.

Stock appreciation rights (“SARs”), which are often granted in tandem with stock options, have an economic value similar to that of options. When a SAR for a particular number of shares is exercised, the holder receives from the Company a payment equal to the difference between the market price of the shares on the date of exercise and the exercise price of the shares under the SAR. Again, the exercise price for SARs normally is the market price of the shares on the date the SAR is granted. Under the Plan, holders exercising SARs may receive this payment (the appreciation value) either in cash or in shares of the Company’s common stock valued at fair market value on the date of exercise.

The third form of plan award, restricted shares, are shares of common stock awarded to participants at no cost. Restricted shares are forfeitable and non-transferable until the shares vest. The vesting date or dates are established when the shares are awarded. All three types of awards are described in more detail below. A copy of the Plan is appended to this proxy statement as Exhibit B.

The board of directors recommends that you vote FOR approval of the 2005 Equity Incentive Plan.

Purpose

The purpose of the Plan is to create incentives to attract and retain quality officers and key employees and to help align their interests with the Company’s interests through participation in the equity of the Company. From a motivational standpoint, the use of stock-based compensation should encourage maximum effort and dedication from award recipients.

Eligible Recipients of Awards

Persons eligible to receive stock-based awards under the Plan will be those officers and key employees of the Company and its subsidiaries and affiliated entities (collectively, the “Company”) who are identified as having the capacity for contributing in a substantial measure to the success of the Company. As of the date of this proxy statement, no awards have been granted and no award recipients have been identified under the Plan. No individuals have an absolute right to participate in the Plan, nor is it possible to estimate the type or amount of awards that may be granted under the Plan to eligible individuals or to eligible persons as a group.

Administration of the Plan

Although the Board of Directors has initially approved and adopted the Plan, the administration of the Plan is entrusted as a matter of law and regulation to the Compensation Committee of the Board of Directors (the “Committee”). Among other things, the Committee has exclusive authority to determine grants of awards under the Plan, including (a) identifying the particular officers and key employees who will receive awards from time to time, (b) determining the types of awards granted to such individuals and number of shares subject thereto, and (c) establishing the terms and conditions upon which awards will be granted, including the purchase price and exercise period for options granted under the Plan and the vesting dates for restricted shares granted thereunder. The Committee may adopt procedures and regulations governing the Plan, and will make all other determinations deemed necessary or advisable for the administration of the Plan. The Board retains the power to terminate or amend the Plan, and certain material amendments also must be approved by the stockholders. (See “Termination and Amendment of the Plan.”)

Shares Available Under the Plan

The Board of Directors has authorized the issuance under the Plan of awards for up to 296,240 shares of the Company’s common stock, subject to adjustment for certain subsequent corporate changes affecting shares, such as stock splits. Of this authorized number of shares, no more than 97,759 shares may take the form of awards of restricted shares. Also under the Plan, no single participant may receive in any one calendar year awards relating to more than 30,000 shares in the aggregate, subject to adjustments. All shares subject to options that expire unexercised, shares surrendered to the Company in exercise of stock options or in payment of tax withholding obligations in connection with such exercise, and restricted shares that are forfeited prior to the vesting thereof, will be added back to the Plan as shares available for future awards thereunder.

Stock Options

General.  Subject to the express provisions of the Plan, the Committee will determine all grants of stock options thereunder. This determination will include (i) the number of shares subject to the option, (ii) the exercise price per share, (iii) the expiration date of the option, (iv) the manner, time and date of first permitted exercise of the option (i.e., vesting of the option), (v) other restrictions, if any, on the option or the shares issuable upon exercise thereof, (vi) the conditions, if any, under which the optionee may transfer or assign the option, and (vii) any other terms and conditions as the Committee may determine. Options may be awarded under the Plan to prospective employees, as a portion of the compensation payable to them under an employment agreement or as an inducement to encourage them to accept employment with the Company.

Option Price.  The exercise price for stock options awarded under the Plan will be established upon grant. Normally, the exercise price will not be less than the market price of the common stock on the date of grant. As a matter of tax law, the exercise price for any incentive stock options awarded under the Plan may not be less than the fair market value of the shares on the date of grant. As of the close of U.S. market trading on April 1, 2005, the Company’s common stock was listed on the American Stock Exchange at $57.98 per share. Under the Plan, the exercise price of any option granted under the Plan may not be subsequently reduced without the specific approval of the stockholders, nor may any outstanding option be canceled and replaced with a newly granted option having a lower exercise price (i.e., repriced) without the specific approval of the stockholders.

Exercise of Options.  Any option granted under the Plan may be exercised only by the holder, and no option may be exercised unless at the time of exercise the holder has maintained continuous service with the Company since the date of grant, subject to limited post-service exercise as discussed below. To exercise an option, the holder must give written notice to the Company specifying the number of shares with respect to which the option is being exercised, and must deliver full payment of the exercise price. Payment may be made in cash, by tender of shares of common stock owned by the holder for at least six (6) months having a market value on the date of exercise equal to the exercise price, or by any other means determined by the Committee in its sole discretion.

Expiration or Termination of Options.  Options, if not previously exercised or terminated, will expire on the expiration date established by the Committee upon grant. The expiration date will normally be the tenth anniversary of the date of grant; ten (10) years is the maximum term for options granted under the Plan. Options will terminate before their expiration date if the option holder’s service with the Company terminates before that date. Normally, an option may be exercised for a period of time after termination of service (but never after the expiration date).

Specifically, if the service of the option holder is terminated because of retirement, the holder may exercise all options that have already vested, or that subsequently vest, within the thirty-six (36) month period immediately following retirement. If the option holder’s service terminates due to death or disability, all of the holder’s options will become exercisable in full on the date of death or disability and the holder or the holder’s beneficiary, as the case may be, may exercise any unexercised options within one (1) year after such date. If the holder’s service is terminated voluntarily by the holder for any reason other than retirement, death or disability, the holder may exercise any unexercised options, to the extent such options were exercisable at the date of termination, during the three (3) month period following termination.

If the option holder’s service is terminated by the Company without “cause” as defined in the Plan, the holder may exercise any unexercised options, to the extent such options were exercisable at the date of termination, during the three (3) months following termination, provided however, that if such termination occurs within twelve months after a change in control, the post-termination exercise period is extended from three (3) months to twelve (12) months.

If the option holder’s service is terminated “for cause” as defined in the Plan, all rights of the holder under any unexercised options will terminate immediately upon such termination of service, and the holder will be required to repay to the Company within ten (10) days of termination the amount of any gain realized by the holder upon any exercise within the 90-day period prior to the date of termination of any stock option granted to the holder by the Company. “For cause” termination as defined in the Plan is limited to the following identified causes: theft or embezzlement from the Company; violation of a material term or condition of employment; disclosure of confidential information of the Company; conviction of the holder of a crime of moral turpitude; stealing of trade secrets or intellectual property owned by the Company; any act by the holder in competition with the Company; issuance of an order by the Company’s banking regulator directing removal of the holder; or any other act, activity or conduct of a holder which in the opinion of the Board of Directors is adverse to the best interests of the Company.

Restrictive Covenants.  The Committee may condition the grant of any award under the Plan upon the recipient agreeing to reasonable covenants in favor of the Company, including covenants not to compete, not to solicit employees and customers, and not to disclose confidential information, even if such covenants do not take effect until termination of the award holder’s service with the Company.

Incentive and Non-Qualified Stock Options.  Options may be either incentive stock options or non-qualified stock options. An incentive stock option is an option that is intended to qualify under certain provisions of the Internal Revenue Code that provide more favorable tax treatment than is provided to non-qualified stock options, as described in greater detail under the section “Federal Income Tax Consequences,” below. If an option does not qualify as an incentive stock option, it is considered a non-qualified stock option.

Under the tax laws, certain restrictions apply to incentive stock options. Some of these restrictions also may apply to non-qualified stock options granted under the Plan. For example, as discussed above, under tax law the exercise price of incentive stock options may not be less than the market value of the Company’s common stock on the date of grant. Essentially, the same limitation is also expected to apply to virtually all non-qualified stock options granted under the Plan. The expiration date of incentive stock options may not be later than ten (10) years after the date of grant and this limitation, too, will apply under the terms of the Plan to non-qualified stock options.

Some of the restrictions on incentive stock options under tax law may not apply to non-qualified stock options granted under the Plan. For example, an incentive stock option may not be transferred by the holder other than by will or the laws of descent and distribution, and is exercisable during the holder’s lifetime only by the holder. By contrast, the Committee may determine that certain non-qualified stock options granted under the Plan may be eligible for transfer by the holders thereof prior to exercise, if various conditions are met. (See “Other Material Provisions — Assignments and Transfers.”) In addition, the aggregate value of incentive stock options granted to individual recipients is subject to limitations in the tax laws. No incentive stock option may be granted to a holder that is first exercisable in a given year, if that option, together with all incentive stock options previously granted by the Company to the holder that also first become exercisable in the same year, relate to shares of common stock having an aggregate market value in excess of $100,000, as measured on the grant dates of the options. No such limitation is applicable to non-qualified stock options granted under the Plan.

If for any reason an option granted under the Plan that is intended to be an incentive stock option fails to qualify as such, the option will be deemed to be a non-qualified stock option.

Stock Appreciation Rights

Under the Plan, the Committee also may grant to eligible participants stock appreciation rights or “SARs.” These awards are often granted in tandem with stock options. SARs granted under the Plan, when exercised, will provide the holder with the right to receive a payment from the Company, in cash or shares of common stock, having a value equal to the excess of the fair market value of the shares as to which the SAR is exercised over the exercise price of such shares. Normally, the exercise price of shares under a SAR is the market price of the stock on the date of grant. Essentially, the holder of a SAR benefits when the market price of the common stock increases, to the same extent that an option holder does, but the SAR holder, unlike an option holder, need not pay the exercise price to the Company upon exercise of the award. When SARs are granted in tandem with stock options, the holder may exercise either the option or the related SAR for some or all the shares subject to the award, and in either case, the exercise will decrease the total number of shares remaining under the award. Under the Plan, SARs need not be granted in tandem with stock options.

The Plan’s limitations on the exercise of SARs are similar to the limitations on the exercise of stock options granted thereunder, including the maximum term for such awards, i.e., ten (10) years from the date of grant, and the requirement that the holder must remain in continuous service with the Company in order to exercise the award, subject to limited post-service exercise rights.

Under the Plan, the Committee also may grant limited SARs, which may be exercisable only upon the occurrence of a specified event, such as a change in control, and only during a specified period of time before or after such occurrence.

Restricted Shares

The Committee may award restricted shares under the Plan, which are shares of the Company’s common stock that are subject to various restrictions, including possible forfeiture, until the shares vest. At the time of grant, the Committee will establish the date or dates on which the restricted shares subject to the award will vest. During the period preceding the vesting date (the “restriction period”), the holder will have all the rights of a stockholder with respect to the restricted shares, including, but not limited to, the right to receive all dividends paid on the shares and the right to vote the shares. The holder will not, however, be able to sell, transfer or pledge the shares prior to vesting. If the holder’s service with the Company terminates for any reason before the restricted shares vest, the holder will forfeit all rights with respect to the shares. Any restricted shares that are forfeited prior to vesting will be returned to the Plan and become eligible for future awards thereunder. The Committee may otherwise accelerate the vesting of any restricted shares at any time in its sole discretion, if it determines that such action is appropriate by reason of changes in applicable tax or other laws or other change of circumstances occurring after the date of grant. No award of restricted shares may be assigned, transferred or encumbered by the holder prior to vesting.

Award Agreements

Each award of options, SARs or restricted shares under the Plan will be evidenced by an Award Agreement between the recipient and the Company.

Other Material Provisions

Adjustments Upon Changes in Capitalization.  In the event of certain changes in the outstanding shares of the Company’s common stock, such as by reason of a recapitalization, stock split, stock dividend, combination or exchange of shares, reorganization, merger, consolidation or any similar change in the corporate structure or outstanding shares, certain adjustments will be made by the Committee to the maximum aggregate number and class of shares as to which awards may yet be granted under the Plan, and, in the case of outstanding awards previously granted under the Plan, certain adjustments will be made to the number of shares subject to such awards, and in the case of options, the exercise price thereof.

Effect of Certain Reorganizations.  If the Company is dissolved or liquidated, all outstanding options granted under the Plan will become fully exercisable and all restrictions on restricted shares will lapse and such shares will vest, prior to the dissolution or liquidation. If the Company merges or consolidates with and into another entity, upon the effective date of the transaction, (i) each holder of an outstanding option granted under the Plan will receive a replacement option of the surviving entity in the transaction, entitling the holder to receive for the same aggregate exercise price a number of shares or other securities of the surviving entity in the transaction and/or such other consideration, as the option holder would have received in the transaction had the holder converted the option immediately prior to the transaction, and (ii) each holder of restricted shares will be entitled to receive from the surviving entity in the transaction the same number of shares or other securities of the surviving entity, and/or such other consideration, as other stockholders of the Company received for their shares in the transaction, which shares, securities or other consideration received by the holder will be subject to the same vesting restrictions applicable to the holder’s restricted shares immediately prior to the transaction, unless the vesting of such restricted shares is accelerated in connection with such transaction.

Change in Control.  Holders of awards granted under the Plan may experience certain changes in their outstanding award rights, such as acceleration of vesting, in the event of a “change in control” of the Company. The Plan’s definition of a “change in control” is fairly standard, and includes such occurrences as the following: any acquisition by a stockholder or a group of stockholders acting in concert of a voting interest in the Company exceeding twenty percent (20%) of the total voting interest, a merger or consolidation as a result of which the Company’s stockholders before the transaction hold less than sixty percent (60%) of the total voting interest in the entity surviving the transaction; a sale of all or substantially all of the Company’s assets; or a change in the membership of the Company’s Board of Directors not approved by at least two-thirds of the Board in place prior to the change.

Assignments and Transfers.  Generally, no award of options, SARs or restricted shares under the Plan may be assigned, encumbered or transferred by the holder thereof prior to the award’s exercise (if an option or SAR) or vesting (if restricted shares), other than by will or the laws of descent and distribution. In certain limited cases, the Committee may determine to permit an optionee to transfer an option by gift to members of the optionee’s immediate family or to a trust or partnership for the benefit of such immediate family members, as an estate planning arrangement. Immediate family for such purposes means the holder’s spouse, parents, children, step-children, grandchildren and legal dependents.

Withholding Tax.  Prior to the delivery of any shares or cash pursuant to the exercise or vesting of an award, the Company has the right to deduct or withhold, or require the award holder to remit to the Company, an amount sufficient to satisfy all applicable tax withholding requirements.

Termination or Amendment of the Plan.  The Board of Directors may terminate, amend or modify the Plan at any time, subject to stockholder approval if and as required by applicable law and regulation. Generally, material changes to the Plan, including any increase in the total number of shares authorized for issuance thereunder, will require stockholder approval. Also, outstanding awards granted under the Plan may not be terminated, amended or modified in ways adverse to the award holder’s interest without the consent of the holder.

Effective Date and Term of Plan.  The Plan will become effective upon its adoption by the stockholders of the Company. Under applicable tax law, no incentive stock options may be awarded under the Plan more than ten (10) years after the Board’s adoption of the Plan. No other awards may be made under the Plan more than ten (10) years after the effective date of the Plan.

Federal Income Tax Consequences

Stock Options.  In general, the grant of a stock option will not be a taxable event to the recipient and will not result in a tax deduction to the Company. The tax consequences associated with exercise of a stock option and the subsequent disposition of the shares of common stock acquired upon exercise depend in part on whether the option is an incentive stock option or a non-qualified stock option.

Upon the exercise of a non-qualified stock option, the holder will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the common stock received upon exercise over the exercise price (the “spread”). The Company will be able to claim a tax deduction in an equivalent amount, provided it satisfies federal income tax withholding requirements and is not otherwise precluded from taking a deduction because of the Section 162(m) deduction limitations described below. Any gain or loss upon subsequent sale or exchange of the common stock will be capital gain or loss, long-term or short-term, depending on the holding period for the common stock.

Generally, a holder will not recognize ordinary income at the time of exercise of an incentive stock option and no tax deduction will be available to the Company, provided the option is exercised while the holder is an employee or, in certain circumstances, for a limited period of time thereafter. However, the difference between the option price and the fair market value of the stock on the date of exercise is treated as an item of adjustment for purposes of the alternative minimum tax. If the shares acquired upon exercise of an incentive stock option are subsequently sold by the holder but such sale does not occur during the statutory “holding period,” i.e., within the period ending on the later of two years after the date of grant or one year after the date of exercise, the gain or loss realized will be the difference between the sale price of the shares and the exercise price of the option and such gain or loss will be treated as a long-term capital gain or loss. If the shares are sold prior to the expiration of this holding period, the holder of the shares will recognize ordinary income at the time of disposition, equal to the spread at exercise or, if the difference between the sale price and the exercise price is less, this lesser amount, and the Company will be entitled to a tax deduction in an equal amount. The remaining gain to the holder, if any, will be capital gain, either long-term or short-term.

Stock Appreciation Rights.  Generally, when the holder of a SAR exercises the SAR, the amount of cash or the fair market value of the shares of common stock received upon exercise will be ordinary compensation income to such holder and the Company will be entitled to a corresponding deduction, subject to the Section 162(m) deduction limitations described below.

Restricted Shares.  An award of restricted shares, like the grant of an option, is not a taxable event to the recipient or the Company. The holder of restricted shares generally will recognize ordinary compensation income at the time the restrictions on the shares lapse, i.e., on the vesting date thereof, based on the fair market value of the Company’s common stock on that date. Subject to the Section 162(m) deduction limitations described below, this amount is deductible for federal income tax purposes by the Company. Dividends paid with respect to restricted shares prior to vesting will be taxable as ordinary compensation income to the holder (not as “qualifying dividends” under the recently amended tax laws) and will be deductible as such by the Company. Alternatively, a holder of restricted shares may elect immediate recognition of income at the time the shares are received. In such event, the holder will recognize ordinary compensation income equal to the fair market value of the restricted shares at the date of grant, which amount will be deductible to the Company, and dividends subsequently paid to the holder with respect to the shares will be taxable to the holder as “qualifying dividends” under the new federal tax law and will not be deductible by the Company. If the latter tax treatment is elected, and the restricted stock is subsequently forfeited, the holder will not be entitled to any offsetting tax deduction.

Potential Limitation on Company Deductions.  Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation paid to any such covered employee exceeds $1 million. While it is not likely that this $1 million compensation level will be exceeded by any Company employee in the near future, it is possible that in any particular year compensation attributable to awards, when combined with all other types of compensation received by a “covered employee,” may cause this limitation to be exceeded. For purposes of Code Section 162(m) and the limit on tax deductibility of compensation set forth therein, certain kinds of compensation, including “qualified performance-based compensation,” are disregarded. The Plan is structured so that some awards granted thereunder, including non-qualified stock options, may qualify as “qualified performance-based compensation” under Section 162(m), and thus will continue to be tax deductible to the Company regardless of the Section 162(m) limits on deductibility of executive compensation.

Plan Benefits to Executives

Because no awards have yet been made under the Plan, and because the identity of award recipients and the size of awards that may be made to them under Plan have not yet been determined, prospective Plan benefits with respect to the Company’s executive officers, individually and as a group, are not yet determinable.

ITEM 3
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of our Board of Directors has selected the independent certified public accounting firm of BKD, LLP as our Company’s independent auditors to audit the books, records and accounts of our Company for the year ending December 31, 2005. Stockholders will have an opportunity to vote at the annual meeting on whether to ratify the Audit Committee’s decision in this regard.

BKD, LLP has served as our Company’s independent auditors since 2001. A representative of BKD, LLP is expected to be present at the annual meeting. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Submission of the selection of the independent auditors to the stockholders for ratification is not required by the Company’s certificate of incorporation, bylaws or applicable law. Nevertheless, the Board of Directors believes it is appropriate to give stockholders the opportunity to ratify the decision of the Audit Committee. Neither the Audit Committee nor the Board will be bound by the stockholders’ vote at the meeting but may take the stockholders’ vote into account in future determinations regarding the retention of an independent auditor. Also, submission of the matter to the stockholders this year will not limit the authority of the Audit Committee to appoint another independent certified public accounting firm to serve as independent auditors if the present auditors resign or their engagement otherwise is terminated.

The Board of Directors recommends that you vote FOR approval of the selection of BKD, LLP.

Principal Accounting Fees and Services

The following table presents fees for professional audit services rendered by BKD, LLP for the audit of our Company’s annual financial statements for 2003 and 2004, and fees billed for other services rendered by BKD, LLP during such years.

Type of Fee	2003	2004
Audit Fees (1)	$91,660	$94,500
Audit-Related Fees (2)	19,155	151,405
Tax Fees (3)	14,500	32,512
All Other Fees	0	0
Total	$125,315	$278,417

(1)	Audit Fees, including out-of-pocket costs, are for the audit of the Company’s financial statements for the years ended December 31, 2003 and 2004.

(2)	Audit Related Fees include the aggregate fees and out-of-pocket costs paid by us during 2003 and 2004 for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not included in Audit Fees, including a separate profit sharing plan audit.

(3)	Tax Fees include the aggregate fees paid by us during 2003 and 2004 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

Pursuant to its charter, the Audit Committee of our Board of Directors is responsible for reviewing and approving, in advance, any audit and any permissible non-audit engagement or relationship between our Company and its independent auditors. Our engagement of BKD, LLP to conduct the audit of our Company for 2004 was approved by the Audit Committee on January 13, 2004. Additionally, each permissible non-audit engagement or relationship between our Company and BKD, LLP entered into since January 1, 2004 has been reviewed and approved by the Audit Committee. The percentage of audit-related fees, tax fees and all other fees that were approved by the Audit Committee for fiscal 2004 is 100% of the total fees incurred. We have been advised by BKD, LLP that substantially all of the work done in conjunction with its audit of our financial statements for the most recently completed fiscal year was performed by permanent full-time employees and partners of BKD, LLP.

Audit Committee Report

The Audit Committee of the Board of Directors (the “Committee”) submits the following annual report. The Committee currently consists of four directors, each of whom is independent as defined in the American Stock Exchange listing standards and each of whom has been determined by the Board of Directors to be an “audit committee financial expert” within the meaning of the rules and regulations of the Securities and Exchange Commission.

The Committee assists the Board of Directors in fulfilling its oversight role relating to the Company’s financial statements and the financial reporting process. Its duties include reviewing the independent auditor’s qualifications and independence, and the performance of the independent auditors and the internal audit function. The Board of Directors has adopted and annually reviews the Committee’s charter, which sets forth its duties in detail. The charter is attached to this proxy statement as Exhibit A and is available on the Company’s internet website in the “Corporate Governance” section under “Investor Relations” at www.mercbanx.com.

The Committee has reviewed and discussed, both with management and with BKD, LLP, the Company’s independent registered public accounting firm, the Company’s audited consolidated financial statements for December 31, 2004. Management has the responsibility for the preparation of the Company’s consolidated financial statements. The independent registered public accounting firm has the responsibility for the audit of the consolidated financial statements. The independent registered public accounting firm reports directly to the Committee, which meets with them on a regular basis and in separate executive sessions when appropriate.

The Committee has discussed with BKD, LLP the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees” (as amended by Statement on Auditing Standards No. 90, “Audit Committee Communications”).

The Committee has approved the engagement of BKD, LLP as its independent registered public accounting firm for 2004 and the scope of their engagement. In this context, the Committee has received from BKD, LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” relating to auditor independence, and has discussed with BKD, LLP the firm’s independence. The Committee has also considered whether the provision by BKD, LLP of non-audit services to the Company is compatible with BKD, LLP’s independence.

Based upon the Committee’s review and discussions noted above, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2004, filed with the Securities and Exchange Commission.

Committee Members:

Harold W. Knapheide III, Chairman Michael J. Foster Frank H. Musholt Walter D. Stevenson III

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our Company’s directors and executive officers, and persons who own more than 10% of any class of equity securities of our Company registered pursuant to Section 12 of the Exchange Act, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership in such securities and other equity securities of our Company. Securities and Exchange Commission regulations require directors, executive officers and greater than 10% stockholders to furnish our Company with copies of all Section 16(a) reports they file.

Because the Company registered its common stock under Section 12 of the Exchange Act for the first time in 2005, our Company’s directors and executive officers, and persons who own more than 10% of our common stock, were not required to file with the Securities and Exchange Commission such initial reports of ownership and reports of changes in ownership in such securities during the year ended December 31, 2004.

OTHER BUSINESS OF THE MEETING

The Board of Directors is not aware of, and does not intend to present, any matter for action at the annual meeting other than those referred to in this proxy statement. If, however, any other matter properly comes before the annual meeting or any adjournment, the holders of the proxies solicited by the Board of Directors will vote on such matters in their discretion in accordance with their best judgment, unless authority to vote on other matters has been withheld.

ANNUAL REPORT

Our Company’s Annual Report to Stockholders, containing consolidated financial statements for the year ended December 31, 2004, is being mailed with this proxy statement to all stockholders entitled to vote at the annual meeting. Such Annual Report is not to be regarded as proxy solicitation material.

A COPY OF OUR COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004, EXCLUDING EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER OF RECORD AS OF APRIL 8, 2005, UPON WRITTEN REQUEST TO CORPORATE SECRETARY, MERCANTILE BANCORP, INC., 440 MAINE STREET, QUINCY, ILLINOIS 62301. Our Company will provide a copy of any exhibit to the Form 10-K report to any such person upon written request and the payment of our Company’s reasonable expenses in furnishing such exhibits. You may read and download our Form 10-K, including exhibits, as well as our other SEC filings over the internet from several commercial document retrieval services as well as at the SEC’s internet website (www.sec.gov), which site may be accessed through the Company’s internet website under “Investor Relations” section at www.mercbanx.com.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (including brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are stockholders of our Company will be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or us that you no longer wish to participate in “householding.” If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report in the future you may (1) notify your broker, (2) direct your written request to: Corporate Secretary, Mercantile Bancorp, Inc., 440 Maine Street, Quincy, Illinois 62301, or (3) contact the Corporate Secretary at (217) 223-7300. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

It is anticipated that the 2006 annual meeting of stockholders will be held on April 24, 2006. Any stockholder who intends to present a proposal at the 2006 annual meeting must deliver the proposal to our Company at 440 Maine Street, Quincy, Illinois 62301, Attention: Corporate Secretary by the applicable deadline below:

•	If the stockholder proposal is intended for inclusion in our Company’s proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, our Company must receive the proposal no later than January 23, 2006. Such proposal must also comply with the other requirements of the proxy solicitation rules of the Securities and Exchange Commission.

•	If the stockholder proposal is to be presented without inclusion in our Company’s proxy materials for that meeting, our Company must receive the proposal no later than January 23, 2006 in accordance with the advance notice provisions of our Company’s articles of incorporation and bylaws. See “Advance Notice of Stockholder Proposals.”

Proxies solicited in connection with the 2006 annual meeting of stockholders will confer on the appointed proxies discretionary voting authority to vote on stockholder proposals that are not presented for inclusion in the proxy materials unless the proposing stockholder notifies our Company by January 23, 2006 that such proposal will be made at the meeting.

ADVANCE NOTICE OF STOCKHOLDER PROPOSALS

Our Company’s bylaws provide that advance notice of stockholder nominations for the election of directors or other business must be given. With respect to this annual meeting, written notice of the stockholder’s intent to make a nomination at the meeting must have been received by our Company’s Secretary at our Company’s principal executive offices not later than the close of business on December 26, 2004, and not before October 27, 2004. At future meetings of stockholders, notice of nominations to be brought before the meeting must be delivered to our Company’s Secretary at our principal executive offices not less than 120 days prior to the first anniversary of the previous year’s annual meeting or earlier than 180 days prior to such anniversary date. For the 2006 annual meeting, nominations must be received not later than January 23, 2006, and not earlier than November 23, 2005. In the event that the date of the annual meeting of stockholders is changed by more than 30 days, however, notice by the stockholder to be timely must be so delivered not later than the date that the Board of Directors establishes.

To be valid, such stockholder’s notice to the Corporate Secretary shall set forth: (i) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (a) the name, age, business address, and residence address of the person; (b) the principal occupation or employment of the person; (c) the number of shares of stock of the Company that are beneficially owned by the person; and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; and (ii) as to the stockholder giving notice (a) the name and record address of the stockholder and (b) the number of shares of stock of the Company that are beneficially owned by the stockholder. The Company may require any proposed nominee to furnish such other information as may be reasonably required by the Board of Directors to determine the eligibility of such proposed nominee to serve as director of the Company.

If no such notice has been received, the chairman of the annual meeting is entitled to refuse to acknowledge the nomination of any person which is not made in compliance with the foregoing procedure. The Board of Directors does not know if, and has no reason to believe that, anyone will attempt to nominate another candidate for director at this annual meeting.

Pursuant to the Company’s bylaws and Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholder proposals (other than director nominations) intended for presentation at future annual meetings must be received not less than 120 days prior to the first anniversary of the previous year’s annual meeting. In the event that the date of the annual meeting of stockholders is changed by more than 30 days, however, notice by the stockholder to be timely must be so delivered not later than the date that the Board of Directors establishes.

Any stockholder proposal that is advisory or precatory in nature and which requests the Board of Directors to take any action shall require the affirmative vote of a majority of the shares entitled to vote for the election of directors in order for any resolution, stockholder referendum, or the like embodying such proposal to be adopted.

The provisions of the Company’s bylaws pertaining to nominations for directors and stockholder proposals for the annual meeting are available on our internet website in the “Corporate Governance” section under “Investor Relations” at www.mercbanx.com.

By Order of the Board of Directors

Dan S. Dugan
Chairman of the Board, President
and Chief Executive Officer

April 25, 2005
Quincy, Illinois

Exhibit A

Audit Committee Charter
Mercantile Bancorp, Inc.
(Adopted June 21, 2004)

The primary purpose of the Audit Committee (the “Committee”) of Mercantile Bancorp, Inc. (the “Company”) is to assist the Board of Directors (the “Board”) in fulfilling its responsibility to oversee management’s conduct of the Company’s financial reporting process. This is to be accomplished through overseeing the integrity of financial reports and other financial information provided by the Company to governmental or regulatory bodies, the public or other users thereof, the Company’s systems of internal accounting and financial controls, the annual independent audit of the Company’s financial statements, the Company’s legal compliance and ethics programs as established by management and the Board, and the company’s compliance with laws, regulations, and policy.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and to retain outside counsel, auditors, or consultants, or incur other expenses for this purpose. The Committee will use and receive appropriate funding for the payment of compensation of outside legal, accounting, or other advisors and staff employed by the Committee, as determined necessary by the Committee to carry out its duties. Any persons hired will work directly for the Committee, and will not be accountable to either Company management.

The Board and Committee are in place to represent the Company’s shareholders. The Company’s outside auditor is ultimately accountable to the Committee. The Committee shall have the ultimate authority and responsibility to select, evaluate, compensate, and, where appropriate, replace the outside auditor.

The committee shall review and reassess the adequacy of this Charter and the Audit Policy on an annual basis. In addition to this Audit Committee Charter, the Internal Audit Policy defines additional requirements and specifics regarding both the internal auditor and audit committee member roles.

MEMBERSHIP

The Committee members shall be appointed annually, and will serve at the discretion of the Board of Directors, and will be comprised of not less than three (3) independent directors of the Board. Members shall meet the following criteria:

1.	The Committee’s composition shall meet the independence and experience requirements of the American Stock Exchange (“AMEX”) and the Securities and Exchange Commission (“SEC”). Members will have no relationship to the Company that may interfere with the exercise of their independence from management and the Company.

2.	Each member will be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement.

3.	At least one member of the Committee shall have had past employment experience in finance or accounting, requisite certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. This could include having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities. If practicable, this member shall qualify as an “Audit Committee financial expert” as defined by the SEC rules and regulations.

MEETINGS

The committee shall meet at least quarterly with the Internal Auditor and the external auditors. The Committee shall meet in executive session for a portion of each meeting, with participants, as it may deem necessary. These participants may include management, internal audit, and external audit.

At any meeting of the Committee, a majority of the Committee shall constitute a quorum and affirmative vote of a majority of that quorum shall be necessary to pass any resolution.

Telephone and special meetings can be called as necessary. The same quorum and minute requirements will apply to these meetings, as well.

The Committee shall report regularly to the Board of Directors. Minutes of all meetings of the Committee will be submitted to the Board of Directors. The minutes of the meeting shall contain a record of the persons present, significant matters discussed, and resolutions adopted. Minutes of the meetings shall be preserved by the Company in minute books in the custody of the Company’s Internal Auditor.

KEY RESPONSIBILITIES

The Committee’s job is one of oversight and it recognizes that the Company’s management is responsible for preparing the Company’s financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, including the internal audit staff, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members. In carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the outside auditor’s work. It is, however, the duty of the Committee to review any audit problems or difficulties and management’s response. The Committee is responsible for resolving any differences between management and the independent auditors regarding accounting and auditing issues.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight functions. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances. These responsibilities are carried out through discussions with internal/external audit and Company Management and review of audit reports.

1.	Facilitate communication between the Board of Directors, the Company’s internal and external auditors, and Company management.

2.	Meet and review with management, internal and external auditors the following: Written record of all communications will be maintained. Periodically, separate executive session meetings may be held with each individual party.

a.	The scope and plan, and coordination of audit efforts, to include staffing and supervision. Any changes required in the planned scope of the audit;

b.	Annual and quarterly audited financial statements and financial statement disclosures including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company’s financial statements. Review key accounting policies and significant accounting and reporting issues;

c.	Audit problems, including differences in opinion in accounting and reporting, including any disagreements with management or restrictions on the scope of activities or access to requested information and responses thereof;

d.	Critical accounting policies and practices and any analysis prepared of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements. Review alternative accounting treatments, reasons for selecting such policies, procedures or analysis and their impact on the fairness of the Company’s financial statements;

e.	Significant estimates made by management in preparation of the financial reports, all alternative treatments of financial information within generally accepted accounting principals and ramifications of the use of such alternative disclosures and treatments. The auditor’s reasoning in determining appropriateness of changes in accounting practices and policies, estimates, judgments, uncertainties, and unusual transactions relating to significant financial statement items.

f.	Off-balance sheet transactions, joint ventures, contingent liabilities or derivative transactions and their impact on the fairness of the financial statements;

g.	Any accounting adjustments that were noted or proposed by the auditors, but were passed on (as immaterial or otherwise.);

h.	Material communications between auditors and management, including any management letters;

i.	Material legal matters that may impact the financial statements; and

j.	The overall opinions of management and the independent auditors on the fairness of the financial statements. The auditor’s judgments about the quality, not just the acceptability of accounting principals applied in the Company’s financial reporting, including consistency of accounting policies and clarity and completeness of financial statements and disclosures.

From this analysis the Committee shall review with the chief executive and chief financial officers, the certifications that are required under section 302 and 906 of Sarbanes-Oxley.

3.	The committee shall discuss generally with management concerns regarding earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

4.	Recommend to the Board the appointment, compensation, retention, and evaluation of the independent external and internal auditors, who are ultimately responsible to the Committee. Oversee the selection, compensation, and performance evaluation and quality of both. Annually, the Committee shall evaluate the external auditor’s qualifications, performance, and independence. The Committee shall obtain from the auditors information regarding the auditor’s compliance with applicable independence requirements, including auditor rotation rules, scope of services rules, and audit compensation rules. In addition, the independent auditors internal quality-control procedures and issues raised by recent review shall be reviewed and discussed.

5.	Review with the independent auditor other communications as required by Statement of Auditing Standards (“SAS”) 61 as amended by SAS90 relating to the conduct of the annual audit.

6.	Review the scope and general extent of the external auditor’s annual audit plan as well as any significant changes to the audit plan. Monitor the accomplishments of the audit plan. Review management’s response and implementation of corrective action to findings. Ensure a risk management approach is applied to the determination of audit scope.

7.	The Committee will pre-approve non-audit services to be performed in independent audits. This may include establishment of a pre-approved category of services. One or more Committee members may be delegated to approve such services, provided timely reporting is made to the full Committee.

8.	Ensure independence and objectivity of the internal and external audit functions. Receive periodic reports from the independent auditor regarding the auditor’s independence, discuss such reports with the auditor, and if so determined by the Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

9.	Review with the internal auditor the scope of their annual audit work plan and a summary report of internal audit findings and how management is responding to and implementing corrective action for the conditions reported. Ensure a risk management approach is utilized in determining audit scope and detail of review. Ensure the scope includes compliance with laws and regulations. Review throughout the year the progress of the plan. The Committee will review and discuss with management the budget, staffing, and scope of the internal audit function.

10.	Prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

11.	Ensure no restrictions are placed on either the internal or external auditors scope in completion of their evaluations.

12.	Inquire and discuss with management, independent auditors, and internal auditors issues related to risk assessment and risk management, including major financial risk and the steps management has taken to monitor and control such risk.

13.	Review security for computer systems and back-up systems, through the contracted external audit reviews performed over Data Processing Operations and Security.

14.	The Committee will set hiring polices for employees or former employees of the independent auditors. These policies will take into effect auditor independence in hiring such personnel.

15.	Review managements monitoring of compliance with the Company’s Standard of Conduct. Be aware and, if necessary, oversee any investigations of conflict of interest or other unethical conduct that has occurred.

16.	The Committee is responsible for establishing procedures to promote and protect employee reporting of suspected fraud or wrongdoing through the receipt, retention, and treatment of complaints from Company employees on accounting, internal accounting controls, or auditing matters, as well as for confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters. This includes protecting reporting employees from retaliation.

17.	Review and approve all related party transactions. Disclosable under Item 404(a) of Regulation S-K.

18.	Review and evaluate the Company’s loan portfolio, including but not limited to, the status, risk, and documentation thereof and adequacy of reserves therefor.

COMPENSATION

Members of the Committee shall receive such fees, if any, for their services as Committee members, as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers or per meeting fees.

Members of the Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

Exhibit B

Mercantile Bancorp, Inc.

2005 EQUITY INCENTIVE PLAN

MERCANTILE BANCORP, INC.
2005 EQUITY INCENTIVE PLAN

1.	Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Company and its shareholders by providing a means for attracting and retaining officers, and key employees of the Company and its Affiliates.

2.	Definitions. The following definitions are applicable to the Plan:

“Affiliate” means any “parent corporation” or “subsidiary corporation” of the Company as such terms are defined in Code sections 424(e) and (f), respectively.

“Award” means the grant of Incentive Stock Options, Non-Qualified Stock Options, Restricted Shares, Stock Appreciation Rights, or any combination thereof, as provided in the Plan.

“Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

“Board” means the Board of Directors of the Company.

“Cause” means, in connection with a Participant’s termination of service, theft or embezzlement from the Company or any Affiliate, violation of a material term or condition of employment, disclosure of confidential information of the Company or any Affiliate, conviction of the Participant of a crime of moral turpitude, stealing of trade secrets or intellectual property owned by the Company or any Affiliate, any act by the Participant in competition with the Company or any Affiliate, issuance of an order for removal of the Participant by the Company’s banking regulator, or any other act, activity or conduct of a Participant which in the opinion of the Board is adverse to the best interests of the Company or any Affiliate.

“Change in Control” means each of the events set forth in any one of the following paragraphs:

(a)  any “person” (as such term is used in Section 13(d) and 14(d) of the Exchange Act as in effect as of the date of this Plan) other than (i) the Company, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company (any such person is hereinafter referred to as a “Person”), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 20% of the combined voting power of the Company’s then outstanding securities (not including in the securities beneficially owned by such Person any securities acquired directly from the Company);

(b)  there is consummated a merger or consolidation of the Company with or into any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent, in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, immediately after such merger or consolidation, more than 60% of the combined voting power of the voting securities of either the Company or the other entity which survives such merger or consolidation or the parent of the entity which survives such merger or consolidation;

(c)  the shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets; or

(d)  during any period of two consecutive years (not including any period prior to the date of this Agreement), individuals who at the beginning of such period constitute the Board of Directors and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in (a), (b), or (c) above) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

For purposes of this Plan, where a change in control of the Company results from a series of related transactions, the change in control of the Company shall be deemed to have occurred on the date of the consummation of the first such transaction.

For purposes of paragraph (a) above, the shareholders of another corporation (other than the Company or a corporation described in clause (iv) of paragraph (a)) shall be deemed to constitute a Person. Further, it is understood by the parties that the sale, transfer, or other disposition of a subsidiary of the Company other than Mercantile Bancorp, Inc. or its successor, shall not constitute a change in control of the Company giving rise to payments or benefits under this Plan.

“Code” means the Internal Revenue Code of 1986, as amended, and its interpretive regulations.

“Committee” means the Compensation Committee of the Board or such other committee of the Board as may be designated Plan administrator pursuant to Section 3 of the Plan.

“Company” means MERCANTILE BANCORP, INC..

“Continuous Service” means, in the case of an Employee, the absence of any interruption or termination of service as an Employee of the Company or an Affiliate; and in the case of an individual who is not an Employee, the absence of any interruption or termination of the service relationship between the individual and the Company or an Affiliate. Service will not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of a Participant’s transfer between the Company and an Affiliate or any successor to the Company.

“Director” means any individual who is a member of the Board.

“Disability” means total and permanent disability as determined by the Board of Directors pursuant to Code section 22(e)(3).

“Employee” means any person, including an officer, who is employed by the Company or any Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price per Share at which the Shares subject to an Option may be purchased upon exercise of the Option.

“Incentive Stock Option” means an option to purchase Shares granted by the Board of Directors pursuant to the terms of the Plan that is intended to qualify under Code section 422.

“Market Value” means the last reported sale price on the trading date preceding the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of one Share on the American Stock Exchange, or, if the Shares are not listed on the American Stock Exchange, on the principal exchange on which the Shares are listed for trading, or, if the Shares are not then listed for trading on any exchange, the mean between the closing high bid and low asked quotations of one Share on the date in question as reported by the American Stock Exchange or any similar system then in use, or, if no such quotations are available, the fair market value on such date of one Share as the Board of Directors shall determine.

“Non-Qualified Stock Option” means an option to purchase Shares granted by the Board of Directors pursuant to the terms of the Plan, which option is not intended to qualify under Code section 422.

“Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

“Participant” means any individual selected to receive an Award.

“Plan” means the MERCANTILE BANCORP, INC. 2005 Equity Incentive Plan.

“Reorganization” means the liquidation or dissolution of the Company, or any merger, consolidation or combination of the Company (other than a merger, consolidation or combination in which the Company is the continuing entity and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property or any combination thereof).

“Restricted Period” means the period of time selected by the Board of Directors for the purpose of determining when restrictions are in effect under Section 12 of the Plan with respect to Restricted Shares.

“Restricted Shares” means Shares that have been contingently awarded to a Participant by the Board of Directors subject to the restrictions referred to in Section 12 of the Plan, so long as such restrictions are in effect.

“Retirement” means, in the case of an Employee, a termination of Continuous Service by reason of the Employee’s retirement on or after the Employee’s 65th birthday.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the shares of common stock, no par value, of the Company.

3.    Administration.  The Plan will be administered by the Compensation Committee of the Board, each of whose members will be a “non-employee director” as provided under Rule 16b-3 of the Exchange Act and an “outside director” as provided under Code section 162(m) and will meet all other requirements under law and regulation for administration of the Plan. The members of the Committee will be appointed by the Board. Except as limited by the express provisions of the Plan, the Committee will have sole and complete authority and discretion to (a) select Participants and grant Awards; (b) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (c) determine the terms and conditions upon which Awards will be granted under the Plan including the vesting requirements of such Awards made under the Plan; (d) prescribe the form and terms of Award Agreements; (e) establish procedures and regulations for the administration of the Plan; (f) interpret the Plan; and (g) make all determinations deemed necessary or advisable for the administration of the Plan.

A majority of the Committee will constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee without a meeting, will be acts of the Committee. All determinations and decisions made by the Committee pursuant to the provisions of the Plan will be final, conclusive, and binding on all persons, and will be given the maximum deference permitted by law.

4.    Participants.  The Committee may select from time to time Participants in the Plan from those officers and Employees of the Company or its Affiliates who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Company or its Affiliates.

5.    Substitute Options.  In the event the Company or an Affiliate consummates a transaction described in Code Section 424(a), persons who become Employees on account of such transaction may be granted Options in substitution for Options granted by the former employer. The Committee, in its sole discretion and consistent with Code Section 424(a), shall determine the Exercise Price of the substitute Options.

6.    Shares Subject to Plan, Limitations on Grants and Exercise Price.  Subject to adjustment by the operation of Section 15 hereof:

(a)  The maximum number of Shares that may be issued with respect to Awards made under the Plan is 296,240 Shares, no more than 97,759 (one-third) of which may be issued pursuant to Awards granted in the form of Restricted Shares. The number of Shares that may be granted under the Plan to any Participant during any year under all forms of Awards will not exceed 30,000 Shares.

(b)  The Shares with respect to which Awards may be made under the Plan may either be authorized and unissued Shares or issued Shares heretofore or hereafter reacquired and held as treasury Shares. Any Award that expires, terminates or is surrendered for cancellation, or with respect to Restricted Shares, which is forfeited, may be subject to new Awards under the Plan with respect to the number of Shares as to which a termination or forfeiture has occurred. Additionally, Shares that are withheld by the Company or delivered by the Participant to the Company in order to satisfy payment of the Exercise Price or any tax withholding obligation and Shares granted pursuant to an Award Agreement which is subsequently settled in cash rather than Shares, may be subject to new Awards under the Plan.

(c)  Notwithstanding any other provision under the Plan, the Exercise Price for any Incentive Stock Option awarded under the Plan may not be less than the Market Value of the Shares.

7.    General Terms and Conditions of Options.

(a)  The Committee will have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and to prescribe the terms and conditions (which need not be identical among Participants) of the Options. Each Option will be evidenced by an Award Agreement that will specify: (i) the Exercise Price, (ii) the number of Shares subject to the Option, (iii) the expiration date of the Option, (iv) the manner, time and rate (cumulative or otherwise) of exercise of the Option, (v) the restrictions, if any, to be placed upon the Option or upon Shares that may be issued upon exercise of the Option, (vi) the conditions, if any, under which a Participant may transfer or assign Options, and (vii) any other terms and conditions as the Committee, in its sole discretion, may determine.

(b)  Neither the Board of Directors nor the Committee shall not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Award Agreement to reduce the Exercise Price. Furthermore, no Option shall be cancelled and replaced with an Option having a lower Exercise Price without further approval of the shareholders of the Company.

8.    Exercise of Options.

(a)  Except as provided in Section 17, an Option granted under the Plan will be exercisable only by the Participant, and except as provided in Section 9 of the Plan, no Option may be exercised unless at the time the Participant exercises the Option, the Participant has maintained Continuous Service since the date of the grant of the Option.

(b)  To exercise an Option under the Plan, the Participant must give written notice to the Company specifying the number of Shares with respect to which the Participant elects to exercise the Option together with full payment of the Exercise Price. The date of exercise will be the date on which the notice is received by the Company. Payment may be made either (i) in cash (including check, bank draft or money order), (ii) by tendering Shares already owned by the Participant for at least six (6) months prior to the date of exercise and having a Market Value on the date of exercise equal to the Exercise Price, or (iii) by any other means determined by the Board of Directors in its sole discretion.

9.    Termination of Options.  Unless otherwise specifically provided elsewhere in the Plan or by the Committee in the Award Agreement or any amendment thereto, Options will terminate as provided in this Section.

(a)  Unless sooner terminated under the provisions of this Section, Options will expire on the earlier of the date specified in the Award Agreement or the expiration of ten (10) years from the date of grant.

(b)  If the Continuous Service of a Participant is terminated for reason of Retirement, the Participant may exercise all Options that are vested or that vest in full within the period of thirty-six months (36) months immediately succeeding the Participant’s Retirement. Any unvested Options remaining at the end of the 36-month post-retirement period will be forfeited by the Participant.

(c)  If the Continuous Service of a Participant is terminated for Cause, all rights under any Options granted to the Participant will terminate immediately upon the Participant’s cessation of Continuous Service, and the Participant will (unless the Committee, in its sole discretion, waives this requirement) repay to the Company within ten (10) days the amount of any gain realized by the Participant upon any exercise of an Option, awarded under the Plan, within the 90-day period prior to the cessation of Continuous Service.

(d)  If the Continuous Service of a Participant is terminated voluntarily by the Participant for any reason other than death, Disability, or Retirement, the Participant may exercise outstanding Options to the extent that the Participant was entitled to exercise the Options at the date of cessation of Continuous Service, but only within the period of three (3) months immediately succeeding the Participant’s cessation of Continuous Service, and in no event after the applicable expiration dates of the Options.

(e)  If the Continuous Service of a Participant is terminated by the Company without Cause, the Participant may exercise outstanding Options to the extent that the Participant was entitled to exercise the Options at the date of cessation of Continuous Service, but only within the period of three (3) months immediately succeeding the Participant’s cessation of Continuous Service, and in no event after the applicable expiration dates of the Options; provided, however, that if a Participant is terminated by the Company without Cause within twelve months after a Change in Control, such Participant may exercise outstanding Options to the extent he or she was entitled to exercise the Options at the date of cessation of Continuous Service, within the period of one (1) year immediately succeeding the cessation of Continuous Service but in no event after the applicable expiration dates of the Options.

(f)  In the event of the Participant’s death or Disability, all Options heretofore granted and not fully exercisable will become exercisable in full and the Participant or the Participant’s beneficiary, as the case may be, may exercise such Options within the period of one (1) year immediately succeeding the Participant’s cessation of Continuous Service by reason of death or Disability, and in no event after the applicable expiration date of the Options.

(g)  Notwithstanding the provisions of the foregoing paragraphs of this Section 9, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of the cessation of Continuous Service, to the extent permitted by applicable federal and state law. Additionally, notwithstanding the provisions of the foregoing paragraphs of this Section 9, the Committee may, in its sole discretion, allow the exercise of an expired Option if the Committee determines that: (i) the expiration was solely the result of the Company’s inability to execute the exercise of an Option due to conditions beyond the Company’s control, and (ii) the Participant made valid and reasonable efforts to exercise the Award. In the event the Committee makes such a determination, the Company shall allow the exercise to occur as promptly as possible following its receipt of exercise instructions subsequent to such determination.

10.    Restrictive Covenants.  In its discretion, the Committee may condition the grant of any Award under the Plan upon the Participant agreeing to reasonable covenants in favor of the Company and/or any Affiliate (including, without limitation, covenants not to compete, not to solicit employees and customers, and not to disclose confidential information) that may have effect following the termination of employment with the Company or any Affiliate.

11.    Incentive and Non-Qualified Stock Options.

(a)  Incentive Stock Options may be granted only to Participants who are Employees. Any provisions of the Plan to the contrary notwithstanding, (i) no Incentive Stock Option will be granted more than ten (10) years from the earlier of the date the Plan is adopted by the Board of Directors of the Company or approved by the Company’s shareholders, (ii) no Incentive Stock Option will be exercisable more than ten (10) years from the date the Incentive Stock Option is granted, (iii) the Exercise Price of any Incentive Stock Option will not be less than the Market Value per Share on the date such Incentive Stock Option is granted, (iv) any Incentive Stock Option will not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution and will be exercisable during the Participant’s lifetime only by such Participant, (v) no Incentive Stock Option will be granted that would permit a Participant to acquire, through the exercise of Incentive Stock Options in any calendar year, under all plans of the Company and its Affiliates, Shares having an aggregate Market Value (determined as of the time any Incentive Stock Option is granted) in excess of $100,000 (determined by assuming that the Participant will exercise each Incentive Stock Option on the date that such Option first becomes exercisable), and (vi) no Incentive Stock Option may be exercised more than three (3) months after the Participant’s cessation of Continuous Service (one (1) year in the case of Disability) for any reason other than death. Notwithstanding the foregoing, in the case of any Participant who, at the date of grant, owns shares possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Affiliate, the Exercise Price of any Incentive Stock Option will not be less than 110% of the Market Value per Share on the date such Incentive Stock Option is granted and such Incentive Stock Option shall not be exercisable more than five years from the date such Incentive Stock Option is granted.

(b)  Notwithstanding any other provisions of the Plan, if for any reason an Option granted under the Plan that is intended to be an Incentive Stock Option fails to qualify as an Incentive Stock Option, such Option will be deemed to be a Non-Qualified Stock Option, and such Option will be deemed to be fully authorized and validly issued under the Plan.

12.    Terms and Conditions of Restricted Shares.  The Committee will have full and complete authority, subject to the limitations of the Plan, to grant Awards of Restricted Shares and to prescribe the terms and conditions (which need not be identical among Participants) in respect of the Awards. Unless the Committee otherwise specifically provides in the Award Agreement, an Award of Restricted Shares will be subject to the following provisions:

(a)  At the time of an Award of Restricted Shares, the Committee will establish for each Participant a Restricted Period during which, or at the expiration of which, the Restricted Shares will vest. Subject to paragraph (e) of this Section, the Participant will have all the rights of a shareholder with respect to the Restricted Shares, including, but not limited to, the right to receive all dividends paid on the Restricted Shares and the right to vote the Restricted Shares. The Committee will have the authority, in its discretion, to accelerate the time at which any or all of the restrictions will lapse with respect to any Restricted Shares prior to the expiration of the Restricted Period, or to remove any or all restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of the Restricted Period.

(b)  Subject to Section 16, if a Participant ceases Continuous Service before the Restricted Shares have vested, a Participant’s rights with respect to the unvested portion of the Restricted Shares will terminate and be returned to the Company.

(c)  Each certificate issued in respect to Restricted Shares will be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Company and will bear a legend referring to the terms, conditions and restrictions applicable to such shares.

(d)  At the time of an Award of Restricted Shares, the Participant will enter into an Award Agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Award.

(e)  At the expiration of the restrictions imposed by this Section, the Company will redeliver to the Participant the certificate(s) and stock powers, deposited with the Company pursuant to paragraph (d) of this Section and the Shares represented by the certificate(s) will be free of all restrictions.

(f)  No Award of Restricted Shares may be assigned, transferred or encumbered.

13.    Terms and Conditions of Stock Appreciation Rights.  The Committee will have full and complete authority, subject to the limitations of the Plan, to grant Awards of Stock Appreciation Rights and to prescribe the terms and conditions (which need not be identical among Participants) in respect of the Awards. Unless the Committee otherwise specifically provides in the Award Agreement, an Award of Stock Appreciation Rights will be subject to the following provisions:

(a)  The Committee may grant a Stock Appreciation Right or “SAR” under this Plan. A SAR shall provide a Participant with the right to receive a payment, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the SAR is exercised over the Fair Market Value of a share of Common Stock on the date the SAR was granted (the “base price”) as set forth in the applicable Award Agreement.

(b)  In the case of a SAR granted retroactively in tandem with or as a substitution for another Award, the base price may be no lower than the Fair Market Value of a share of Common Stock on the date such other Award was granted.

(c)  The maximum term of a SAR shall be ten (10) years. The Committee may also grant limited SARs, which are exercisable only upon a Change in Control or other specified event and may be payable based on the spread between the base price of the SAR and the Fair Market Value of a share of Common Stock during a specified period or at a specified time within a specified period before, after or including the date of the Change in Control or other specified event.

(d)  If the Continuous Service of a Participant is terminated for reason of Retirement, the Participant may exercise any SAR that is vested or that vest in full within the period of thirty-six months (36) months immediately succeeding the Participant’s Retirement. Any unvested SAR remaining at the end of the 36-month post-retirement period will be forfeited by the Participant. For key employees of the Company, any Stock

Appreciation Rights that are exercised after separation of service will be paid in a lump sum in cash or stock no earlier than six (6) months following the separation from service.

(e)  If the Continuous Service of a Participant is terminated for Cause, all rights under any SAR granted to the Participant will terminate immediately upon the Participant’s cessation of Continuous Service, and the Participant will (unless the Committee, in its sole discretion, waives this requirement) repay to the Company within ten (10) days the amount of any gain realized by the Participant upon any exercise of an SAR awarded under the Plan, within the 90-day period prior to the cessation of Continuous Service.

(f)  If the Continuous Service of a Participant is terminated voluntarily by the Participant for any reason other than death, Disability, or Retirement, the Participant may exercise any outstanding SAR to the extent that the Participant was entitled to exercise the SAR at the date of cessation of Continuous Service, but only within the period of three (3) months immediately succeeding the Participant’s cessation of Continuous Service, and in no event after the applicable expiration dates of the SAR. For key employees of the Company, any Stock Appreciation Rights that are exercised after separation of service will be paid in a lump sum in cash or stock no earlier than six (6) months following the separation from service.

(g)  If the Continuous Service of a Participant is terminated by the Company without Cause, the Participant may exercise any outstanding SAR to the extent that the Participant was entitled to exercise the SAR at the date of cessation of Continuous Service, but only within the period of three (3) months immediately succeeding the Participant’s cessation of Continuous Service, and in no event after the applicable expiration dates of the SAR; provided, however, that if a Participant is terminated by the Company without Cause within twelve months after a Change in Control, such Participant may exercise any outstanding SAR to the extent he or she was entitled to exercise the SAR at the date of cessation of Continuous Service, within the period of one (1) year immediately succeeding the cessation of Continuous Service but in no event after the applicable expiration dates of the SAR. For key employees of the Company, any Stock Appreciation Rights that are exercised after separation of service will be paid in a lump sum in cash or stock no earlier than six (6) months following the separation from service.

(h)  In the event of the Participant’s death or Disability, any SAR heretofore granted and not fully exercisable will become exercisable in full and the Participant or the Participant’s beneficiary, as the case may be, may exercise such SAR within the period of one (1) year immediately succeeding the Participant’s cessation of Continuous Service by reason of death or Disability, and in no event after the applicable expiration date of the SAR.

(i)  Notwithstanding the provisions of the foregoing paragraphs of this Section 13, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of the cessation of Continuous Service, to the extent permitted by applicable federal and state law. Additionally, notwithstanding the provisions of the foregoing paragraphs of this Section 13, the Committee may, in its sole discretion, allow the exercise of an expired SAR if the Committee determines that: (i) the expiration was solely the result of the Company’s inability to execute the exercise of an SAR due to conditions beyond the Company’s control, and (ii) the Participant made valid and reasonable efforts to exercise the Award. In the event the Committee makes such a determination, the Company shall allow the exercise to occur as promptly as possible following its receipt of exercise instructions subsequent to such determination.

14.    Adjustments Upon Changes in Capitalization.  In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Company, the maximum aggregate number and class of Shares as to which Awards may be granted under the Plan and the number and class of Shares, and the exercise price of Options, with respect to which Awards theretofore have been granted under the Plan will be appropriately adjusted by the Committee to prevent the dilution or diminution of Awards. The Committee’s determination with respect to any adjustments will be conclusive. Any Shares or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Shares will be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing the Shares or other securities will be legended and deposited with the Company in the manner provided in Section 12 of this Agreement.

15.    Effect of Reorganization.  Unless otherwise provided by the Board of Directors in the Award Agreement, Awards will be affected by a Reorganization as follows:

(a)  If the Reorganization is a dissolution or liquidation of the Company then (i) the restrictions on Restricted Shares will lapse and (ii) each outstanding Option Award will terminate, but each Participant to whom the Option was granted will have the right, immediately prior to the dissolution or liquidation, to exercise the Option in full, notwithstanding the provisions of Section 11, and the Company will notify each Participant of such right within a reasonable period of time prior to any dissolution or liquidation.

(b)  If the Reorganization is a merger or consolidation, upon the effective date of the Reorganization (i) each Participant will be entitled, upon exercise of an Option in accordance with all of the terms and conditions of the Plan, to receive in lieu of Shares, shares or other securities or consideration as the holders of Shares are entitled to receive pursuant to the terms of the Reorganization; and (ii) each holder of Restricted Shares will be entitled to receive shares or other securities as the holders of Shares received which will be subject to the restrictions set forth in Section 12 (unless the Committee accelerates the lapse of such restrictions) and the certificate(s) or other instruments representing or evidencing the shares or other securities shall be legended and deposited with the Company in the manner provided in Section 12 of this Plan.

The adjustments contained in this Section and the manner of application of such provisions will be determined solely by the Committee.

16.    Effect of Change of Control.

(a)  If the Continuous Service of any Participant of the Company or any Affiliate is involuntarily terminated, for whatever reason, at any time within twelve (12) months after a Change in Control, unless the Committee has otherwise provided in the Award Agreement, (i) any Restricted Period with respect to an Award of Restricted Shares will lapse upon the Participant’s termination of Continuous Service and all Restricted Shares will become fully vested in the Participant to whom the Award was made.

(b)  If a tender offer or exchange offer for Shares (other than such an offer by the Company) is commenced, or if a Change in Control occurs, unless the Committee has otherwise provided in the Award Agreement, all Option Awards theretofore granted and not fully exercisable will become exercisable in full upon the happening of such event and will remain exercisable in accordance with their terms; provided, however, that no Option which has previously been exercised or otherwise terminated will become exercisable.

17.    Assignments and Transfers.  No Award nor any right or interest of a Participant in any Award under the Plan may be assigned, encumbered or transferred otherwise than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its sole discretion, set forth in an Award Agreement at the time of grant or thereafter, that the Award (other than Incentive Stock Options) may be transferred to members of the Participant’s immediate family, to one or more trusts solely for the benefit of such immediate family members and to partnerships in which such family members or trusts are the only partners. For this purpose, immediate family means the Participant’s spouse, parents, children, step-children, grandchildren and legal dependents. Any transfer of an Award under this provision will not be effective until notice of such transfer is delivered to the Company.

18.    Employee Rights Under the Plan.  No officer, Employee or other person will have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no officer, Employee or other person will have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Neither the Plan nor any action taken under the Plan will be construed as giving any Employee any right to be retained in the employ of the Company or any Affiliate.

19.    Delivery and Registration of Shares.  The Company’s obligation to deliver Shares with respect to an Award will, if the Committee requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee will determine to be necessary or advisable to comply with the provisions of the Securities Act or any other applicable federal or state securities laws. It may be provided that any representation requirement will become inoperative upon a registration of the Shares or other action eliminating the necessity of the representation under the Securities Act or other state securities laws. The Company will not be required to deliver any Shares under the Plan prior to (a)

the admission of such Shares to listing on any stock exchange or system on which Shares may then be listed, and (b) the completion of any registration or other qualification of the Shares under any state or federal law, rule or regulation, as the Company determines to be necessary or advisable.

20.    Withholding Tax.  Prior to the delivery of any Shares or cash pursuant to an Award, the Company has the right and power to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy all applicable tax withholding requirements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company Shares already owned for a period of at least six months and having a value equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount that the Committee determines, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined for these purposes. For these purposes, the value of the Shares to be withheld or delivered will be equal to the Market Value as of the date that the taxes are required to be withheld.

21.    Termination, Amendment and Modification of Plan.  The Board may at any time terminate, and may at any time and from time to time and in any respect amend or modify the Plan; provided, however, that to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or Code section 422 (or any other applicable law or regulation, including requirements of any stock exchange or quotation system on which the Company’s common stock is listed or quoted), shareholder approval of any Plan amendment will be obtained in the manner and to the degree as is required by the applicable law or regulation; and provided further, that no termination, amendment or modification of the Plan will in any manner affect any Award theretofore granted pursuant to the Plan without the consent of the Participant to whom the Award was granted or the transferee of the Award.

22.    Effective Date and Term of Plan.  The Plan will become effective upon its adoption by the Board of Directors and Shareholders of the Company. Unless sooner terminated pursuant to Section 21, no further Awards may be made under the Plan after ten (10) years from the effective date of the Plan.

23.    Governing Law.  The Plan and Award Agreements will be construed in accordance with and governed by the internal laws of the State of Delaware.

24.    Re-pricing of Options.  Nothing in this Plan shall permit the re-pricing of any outstanding options other than (a) with the prior approval of the Company’s shareholders, or (b) pursuant to Sections 14 and 15. The foregoing restriction shall also apply to any other transaction which would be treated as a re-pricing of outstanding options under generally accepted accounting principles.

Adopted by the Board of Directors of
Mercantile Bancorp, Inc.
as of March 10, 2005

Amended by the Board of Directors of
Mercantile Bancorp, Inc. as of April 14, 2005

Approved by the Shareholders of Mercantile
Bancorp, Inc. as of

440 MAINE STREET
P.O. BOX 371
QUINCY, IL 62306-0371

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Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Mercantile Bancorp, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

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DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MERCANTILE BANCORP, INC.

The Board of Directors recommends that you vote FOR the election of Dan S. Dugan, Ted T. Awerkamp, Michael J. Foster, William G. Keller, Jr., Harold W. Knapheide III, Frank H. Musholt and Walter D. Stevenson III as directors.

				For All	Withhold For All	For All Except	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s name on the line below.

Election of Directors

1.	To elect a Board of seven (7) directors to serve for the ensuing year. All of the said nominees are presently directors of the Company.			¡	¡	¡

	Nominees are:	01) Dan S. Dugan 02) Ted T. Awerkamp 03) Michael J. Foster 04) William G. Keller, Jr.	05) Harold W. Knapheide III 06) Frank H. Musholt 07) Walter D. Stevenson III, M.D.

Vote on Proposals							For	Against	Abstain

2.	To consider and act upon approval of the 2005 Equity Incentive Plan;						¡	¡	¡

3.	To consider and act upon ratification of the selection of the accounting firm of BKD, LLP as the independent auditors of our Company for the year ending December 31, 2005; and						¡	¡	¡

4.	To transact such other business as may properly come before the meeting.

For comments, please check this box and write them on the back where indicated				¡

YES	NO

Please indicate if you plan to attend the meeting

Please date, sign and return promptly the enclosed form of proxy. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee of guardian, please state the full title.

¡	¡

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

MERCANTILE BANCORP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2005

The stockholder(s) hereby appoint(s) F.R. McFarland and Daniel J. Cook, and each of them, with full power to act alone and each with the power to appoint his substitute, as the true and lawful attorneys-in-fact and proxies, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Mercantile Bancorp, Inc., that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at the MERCANTILE TRUST & SAVINGS BANK, 440 MAINE STREET, QUINCY, IL on MONDAY, MAY 23, 2005, AT 2:00 P.M., for the purposes noted on the reverse side of this card, and any adjournment or postponement thereof, with all powers the stockholder(s) would possess if personally present.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2 AND 3 AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF TO THE EXTENT PERMITTED UNDER APPLICABLE LAW.

Comments:

(If you noted any Comments above, please mark corresponding box on the reverse side.)

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CONTINUED AND TO BE SIGNED ON REVERSE SIDE